UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

MARBLEGATE CAPITAL CORPORATION
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MARBLEGATE CAPITAL CORPORATION

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2026

To our stockholders:

Notice is hereby given of the 2026 annual meeting of stockholders of Marblegate Capital Corporation (the “Company”) to be held exclusively online via live webcast on Thursday, June 11, 2026 at 10:00 a.m. (Eastern time) (the “Annual Meeting” or the “Meeting”), for the following purposes:

1)
To consider and vote upon the appointment of Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram to our board of directors (“Board”), to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified (the “Board Proposal”);
2)
To approve and adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the “Equity Plan Proposal”);
3)
To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”); and
4)
To approve an adjournment or postponement of the Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal (the “Adjournment Proposal”).

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned or postponed. Common stockholders of record on the close of business on April 15, 2026, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponement thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about April 29, 2026 to our stockholders of record as of the close of business on April 15, 2026. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement (the “Proxy Statement”) and Annual Report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the Proxy Statement and Annual Report or elect to receive your Proxy Statement and Annual Report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed Proxy Statement is also available at https://www.cstproxy.com/marblegatecapitalcorp/2026. This website also includes copies of the form of proxy and the Company’s Annual Report on Form 10-K to stockholders for the year ended December 31, 2025 (the “Annual Report”). Stockholders may also request a copy of the Proxy Statement and the Company’s Annual Report by contacting our main office at (203) 210-6500.

You may only participate in the virtual Annual Meeting by registering in advance at https://www.cstproxy.com/marblegatecapitalcorp/2026 prior to the deadline of 11:59 P.M. (Eastern Time) on June 10, 2026. Please have the control number included on your Notice of Internet Availability of Proxy Materials or proxy card available, and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the virtual

Annual Meeting and will permit them to submit questions and vote during the meeting. There is no physical location for the Annual Meeting.

Whether or not you plan to participate in the virtual Annual Meeting, we urge you to review these materials carefully, which are available at https://www.cstproxy.com/marblegatecapitalcorp/2026, and to vote by one of the following means.

By Internet: Please follow the instructions on your Notice of Internet Availability of Proxy Materials or the proxy card. You will need the control number included on your Notice or proxy card to vote electronically. Your Internet vote must be received by 11:59 p.m. Eastern Time on June 10, 2026 in order to be counted for the Annual Meeting.

By Telephone: Call the toll-free telephone number shown on your Notice of Internet Availability of Proxy Materials or proxy card. You will need the control number included on your Notice or proxy card in order to vote by telephone. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 10, 2026 in order to be counted for the Annual Meeting.

By Mail: You may request from the Company a hard copy of the proxy materials, including the proxy card, by following the instructions on your Notice of Internet Availability of Proxy Materials. If you request and receive the proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than June 10, 2026 in order to be counted for the Annual Meeting.

By Order of the Board,

/s/ Harvey Golub
Harvey Golub
Chairman of the Board

Greenwich, Connecticut

April 29, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, June 11, 2026.

Our Proxy Statement and Annual Report for the year ended December 31, 2025, are available at the following cookies-free website that can be accessed anonymously: https://www.cstproxy.com/marblegatecapitalcorp/2026

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MARBLEGATE CAPITAL CORPORATION

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We were originally formed by Marblegate Acquisition Corporation (“MAC”), a Delaware corporation and special purpose acquisition company, on February 2, 2023 to be the surviving company in connection with MAC’s initial business combination (the “Business Combination”) with DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II,” and together with DePalma I, the “DePalma Companies”). On April 7, 2025 (the “Closing Date”), we consummated the Business Combination contemplated by that certain agreement and plan of merger, dated as of February 14, 2023, as amended (the “Business Combination Agreement”), by and among us, MAC, Marblegate Asset Management, LLC, a Delaware limited liability company (the “Manager”), MAC Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of us, and the DePalma Companies, pursuant to which MAC agreed to combine with the DePalma Companies in a series of transactions that resulted in us becoming a publicly traded company and the surviving company. Immediately prior to the consummation of the Business Combination, on April 7, 2025, as contemplated by the Business Combination Agreement, we and the DePalma Companies effected a series of reorganization transactions, resulting in the Company becoming the owner of approximately 83.7% of the DePalma Companies, with the remaining 16.3% continuing to be owned by certain limited partners of the DePalma Companies.

Marblegate Capital Corporation (“MCC,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2026 Annual Meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held via live webcast on Thursday, June 11, 2026 at 10:00 a.m. (Eastern time), and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on April 29, 2026. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 26, 2026 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report) via the Internet at https://www.cstproxy.com/marblegatecapitalcorp/2026 or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to Notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on April 15, 2026 (the “Record Date”).

At the close of business on the Record Date, there were 73,914,402 shares of our common stock outstanding.

Each holder of record as of that date is entitled to one vote for each share held. All stockholders are encouraged to vote at the Annual Meeting, as further described herein.

As such, a total of 73,914,402 voting shares are eligible to be voted at the Annual Meeting on all proposals. Other than our common stock, we have no other voting securities currently outstanding.

Voting Process

If you are a stockholder of record, there are three ways to vote:

By Internet: Please follow the instructions on your Notice or the proxy card. You will need the control number included on your Notice or proxy card to vote electronically. Your Internet vote must be received by 11:59 p.m. Eastern Time on June 10, 2026 in order to be counted for the Annual Meeting.

By Telephone: Call the toll-free telephone number shown on your Notice or proxy card. You will need the control number included on your Notice or proxy card in order to vote by telephone. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 10, 2026 in order to be counted for the Annual Meeting.

By Mail: You may request from the Company a hard copy of the proxy materials, including the proxy card, by following the instructions on your Notice. If you request and receive the proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than June 10, 2026 in order to be counted for the Annual Meeting.

If you hold shares through an account with a bank or broker who is a member of the New York Stock Exchange (the “NYSE”), the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the NYSE. These rules provide that if instructions are not received from you prior to the issuance of the first vote, the proxy may be given at the discretion of your broker (on the tenth day, if the material was mailed at least 15 days prior to the Annual Meeting date or on the fifteenth day, if the proxy material was mailed 25 days or more prior to the Annual Meeting date). In order for your broker to exercise this discretionary authority, proxy material would need to have been mailed at least 15 days prior to the Annual Meeting date, and one or more of the matters before the Annual Meeting must be deemed “routine” in nature according to NYSE guidelines. If these two requirements are met and you have not communicated to us prior to the first vote being issued, we may vote your securities at our discretion on any matters deemed to be routine. Only Proposal 3 is a “routine” proposal. Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposal 3. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. For more information on voting, see also “Voting Requirements for Each of the Proposals” below.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time, provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

If you are a stockholder of record as of the Record Date, you may attend, vote, and ask questions virtually at the Annual Meeting by logging in at https://www.cstproxy.com/marblegatecapitalcorp/2026 and registering by providing your 12-digit control number. If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the Annual Meeting by following the instructions in the voting instruction card provided by your broker, bank, or other nominee holder. You may not vote your shares at the Annual Meeting unless you receive a valid legal proxy from your brokerage, bank, or other nominee holder and send the legal proxy to Continental Stock Transfer & Trust Company no later than 72 hours prior to the Annual Meeting. Continental Stock Transfer & Trust Company will issue you a 12-digit control number that will allow you to vote at the Annual Meeting or ask a question in the chat box. The legal proxy should be sent to proxy@continentalstock.com. Anyone can join the Annual Meeting as a guest by going to the URL address and entering their name and email address. However, guests are not permitted to vote nor ask questions at the Annual Meeting.

Conduct at the Meeting

The Chairperson of the Annual Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the Annual Meeting. Only stockholders or their valid proxy holders may address the Annual Meeting. Copies of these rules will be available during the Annual Meeting. The Chairperson of the Annual Meeting may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the Annual Meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed
1)

To consider and vote upon the appointment of Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram to our Board of Directors (“Board”), to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified (the “Board Proposal”);

		Plurality of the votes cast	No
2)	To approve and adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the “Equity Plan Proposal”);	Majority of the votes cast	No
3)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”); and	Majority of the votes cast	Yes
4)

To approve an adjournment or postponement of the Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal (the “Adjournment Proposal”).

		Majority of the votes cast	No

Under our amended and restated bylaws (“Bylaws”), any proposal other than an election of directors is decided by a majority of the votes cast at the Annual Meeting on the subject matter, except where a larger vote is required by applicable law, the rules and regulations of any stock exchange applicable to the Company or by our amended and restated certificate of incorporation, which we refer to as our certificate of incorporation, or bylaws. Abstentions and broker non-votes are not counted as votes cast.

For the Board Proposal, the five director nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, will be elected as directors to serve for a one year term until the 2027 annual meeting of stockholders, unless the elected director is removed or resigns earlier. This means that the five director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of the Equity Plan Proposal, the Auditor Proposal and the Adjournment Proposal require that more votes are cast in favor of such proposal than are cast against the proposal at the Annual Meeting, provided that a quorum exists at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast, and therefore will have no effect on the outcome of these matters.

Quorum

Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of the total voting power of all outstanding securities of the Company generally entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at the Annual Meeting.

Under the DGCL, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Broker Non-Votes and Abstentions

Broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to “non-discretionary” items.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (the Auditor Proposal).

On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include the Board Proposal, the Equity Plan Proposal, and the Adjournment Proposal.

With respect to the election of directors (the Board Proposal), directors are elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Broker non-votes and abstentions are not counted as votes cast and therefore have no effect on the outcome of the election. If you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

Board Voting Recommendations

Proposal		Recommendation of the Board
1.

To consider and vote upon the appointment of Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram to our board of directors (“Board”), to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and qualified (the “Board Proposal”);

“For All”
2.	To approve and adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the “Equity Plan Proposal”);	“For”
3.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”); and	“For”
4.

To approve an adjournment or postponement of the Meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal (the “Adjournment Proposal”).

“For”

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile, none of whom will receive any additional compensation for their services. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Continental Stock Transfer & Trust Company will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the Annual Meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

How to Change Your Vote After Submitting a Proxy or Voting Instruction Form

The Company’s stockholders of record may change their vote at any time before their proxy is voted at the Annual Meeting in one of following ways:

•
by sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy;
•
by duly executing a subsequently dated proxy relating to the same shares of common stock and returning it in the postage-paid envelope provided, which subsequent proxy is received before the prior proxy is exercised at the Annual Meeting; and/or
•
by attending the Annual Meeting and voting such shares of common stock during the Annual Meeting.

If a stockholder who owns shares of common stock in “street name” has instructed a broker, bank or other nominee to vote its shares of common stock, the stockholder must follow directions received from its broker to change those instructions.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this Proxy Statement and the accompanying Notice and Annual Report are being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or the accompanying Notice of Annual Meeting of stockholders or Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this Proxy Statement or the accompanying Notice or Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to Michael Hutchby, our Chief Financial Officer at 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831, or a stockholder may make a request by calling Michael Hutchby, our Chief Financial Officer at (203) 210-6500.

If you receive more than one Notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 5, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831.

Payment for Proxy Solicitation

The Company is responsible for the cost of printing and filing of this Proxy Statement and the proxy card, including any fees paid to the SEC in connection with filing the Proxy Statement, and any amendments and supplements thereto, with the SEC. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of common stock for the forwarding of solicitation materials to the beneficial owners of common stock. The Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone or by other means of communication.

DEFINITIONS

Unless the context requires otherwise, references in this Proxy Statement to the “Company,” “we,” “us,” “our,” “MCC”, and “Marblegate Capital Corporation” refer specifically to Marblegate Capital Corporation and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•
“DGCL” refers to the General Corporation Law of the State of Delaware;
•
“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•
“Family Member” refers to a Person's spouse, parents, children, and siblings, whether by blood, marriage or adoption, or anyone residing in such Person’s home;
•
“GAAP” refers to Generally Accepted Accounting Principles;
•
“MAM” or “Marblegate Asset Management” refers to Marblegate Asset Management, LLC, a Delaware limited liability company;
•
“Manager” refers to Marblegate Asset Management, LLC, the external manager of the Company under the MSA;
•
“MSA” refers to the Management Services Agreement, dated as of April 7, 2025, by and between the Manager and the Company;
•
“Person” refers to any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, or other entity;
•
“SEC” or the “Commission” refers to the United States Securities and Exchange Commission.
•
“Securities Act” refers to the Securities Act of 1933, as amended;
•
“Signal Taxi” refers to Septuagint Solutions LLC; and
•
“Sponsor” refers to Marblegate Acquisition LLC, a Delaware limited liability company.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding the financial position, business strategy and the plans and objectives of management for our future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this Proxy Statement are only predictions and are based largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Proxy Statement and are subject to a number of known and unknown risks, uncertainties and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are subject to numerous risks, including, without limitation, the following:

•
risks related to concentration of our business in the NYC taxi medallion market, including medallion values, credit performance, and the liquidity of our loan portfolio and medallion assets;
•
risks related to fleet scaling, vehicle costs, driver retention, and the operational performance of Signal Taxi;
•
risks related to our indebtedness, including compliance with financial covenants under our Credit Facility and Term Loan, interest rate exposure, and our ability to maintain required hedging arrangements;
•
risks related to the MRP+ program, including the adequacy and continuation of Reserve Fund appropriations by the City of New York;
•
risks related to competition in urban mobility, including from ride-sharing platforms, autonomous vehicles, and other transportation alternatives;
•
risks related to changes in regulation of the NYC taxi industry, including TLC requirements, WAV mandates, and the CBD Tolling Program;
•
risks related to cybersecurity threats, data privacy, and litigation;
•
risks related to our externalized management structure, including our dependence on MAM as Manager and Field Point as Loan Servicer;
•
risks related to the limited trading history and liquidity of our securities on the OTCQX;
•
risks related to our corporate and tax structure, including the deferred tax liability recognized in connection with the Business Combination and potential volatility in our effective tax rate; and
•
other factors detailed in our Annual Report on Form 10-K filed with the SEC on March 26, 2026 and subsequent filings, including those in the sections entitled “Risk Factors.”

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

You should read this Proxy Statement completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

REFERENCES TO ADDITIONAL INFORMATION

Included with this Proxy Statement is a copy of the Company’s annual report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 26, 2026 (the “Annual Report”).

You may also request a copy of this Proxy Statement and the Annual Report from Continental Stock Transfer & Trust Company, the Company’s proxy agent, at the following address and telephone number:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, NY 10004 (212) 845-3294

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 73,914,402 shares of our common stock outstanding, each of which is entitled to one vote on all stockholder matters properly brought before the Annual Meeting.

As such, a total of 73,914,402 voting shares are eligible to be voted at the Annual Meeting. Other than our common stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Controlled Company Exception

The Manager currently controls a majority of the voting power of our outstanding common stock. As a result, we are a “controlled company” under the Nasdaq corporate governance standards. As a controlled company, exemptions under the standards will free us from the obligation to comply with certain corporate governance requirements, including the requirements:

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that a majority of our Board consists of “independent directors” as defined under the Nasdaq rules, the OTCQX Rules for U.S. Companies (the “OTCQX Rules”) and the applicable rules of the Exchange Act;
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that we have, to the extent applicable, a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;
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that any corporate governance and nominating committee or compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
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for an annual performance evaluation of the nominating and governance committees and compensation committee.

We may choose to rely upon these exemptions. These exemptions, however, do not modify the independence requirements for our audit committee and we intend to comply with the requirements of Rule 10A-3 of the Exchange Act and the OTCQX Rules within the applicable time frame.

Board’s Role in Risk Oversight

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into three categories: financial, operational and cybersecurity. The audit committee oversees management of financial and cybersecurity risks; our Board regularly reviews information regarding cybersecurity matters, our cash position, liquidity and operations, as well as the risks associated with each. The audit committee is notified between updates regarding any significant new cybersecurity threats or incidents. We do not believe that there are currently any known risks from cybersecurity threats that are reasonably likely to materially affect us or our business, results of operations, or financial condition.

Management is responsible for the operational oversight of company-wide cybersecurity strategy, policy, and standards across relevant departments to assess and help prepare us to address cybersecurity risks. Our executive officers work closely with third-party cybersecurity consultants and our managed information technology (“IT”) service provider, who brings specialized expertise in identifying, assessing, and mitigating cyber threats. Management briefs the audit committee on cyber threats and vulnerabilities identified through the risk management process, the effectiveness of our cyber risk management program, and the emerging threat landscape and new cyber risks, including necessary updates on our processes to prevent, detect, and mitigate cybersecurity incidents.

We face risks from cybersecurity threats that could have a material adverse effect on our business, financial condition, results of operations, cash flows or reputation. We acknowledge that the risk of a cyber incident is prevalent in the current threat landscape and that a future cyber incident may occur in the normal course of our business. However, prior cybersecurity incidents have not had a material adverse effect on our business, financial condition, results of operations, or cash flows. We proactively seek to detect and investigate unauthorized attempts and attacks against our IT assets, data, and services, and to prevent their occurrence and recurrence where practical through changes or updates to our internal processes and tools and changes or updates to our delivery service; however, potential vulnerabilities to known or unknown threats will remain. Further, there is increasing regulation regarding responses to cybersecurity incidents, including reporting to regulators, investors, and additional stakeholders, which could subject us to additional liability and reputational harm. In response to such risks, we have implemented initiatives such as the cybersecurity risk assessment process and maintain an incident response plan.

Furthermore, the Board regularly reviews plans, results and potential risks related to our business. The Board is also expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

Risk Management & Strategy

We have processes for assessing, identifying, managing, mitigating, and responding to cybersecurity risks, which are built into our IT function and included in our overall risk management system and processes and are designed to help protect our information assets and operations from internal and external cyber threats, protect employee and customer information from unauthorized access or attack, as well as secure our networks and systems. The underlying processes and controls of our cyber risk management program incorporate best practices and standards for cybersecurity and IT. These standards leverage a thorough set of guidelines and best practices to help establish a strong cybersecurity posture, which include physical, procedural and technical safeguards, response plans, and routine review of our policies and procedures to identify risks and refine our practices.

We have an annual assessment performed by a third-party specialist of the cyber risk management program, who has relevant expertise in managing cybersecurity risks. The annual risk assessment identifies, quantifies, and categorizes material cyber risks. In addition, we, in conjunction with third-party cyber risk management specialists, develop a Risk Mitigation Plan to mitigate such risks, and where necessary, remediate potential vulnerabilities identified through the assessment process.

Cybersecurity partners, including assessors, consultants, advisors, and other third-party service providers, are a key part of our cybersecurity risk management strategy and infrastructure. We partner with industry recognized cybersecurity providers leveraging third-party technology and expertise and engage with these partners to monitor and maintain the performance and effectiveness of IT assets, data and services. The cybersecurity partners provide services including, but not limited to configuration management, penetration testing, network protection and monitoring, remote monitoring and management, user activity monitoring, data backups management, infrastructure maintenance, cybersecurity strategy, and cyber risk advisory, assessment, and remediation.

Our cybersecurity program includes an incident response plan that includes relevant and critical members of management and third-party service providers alike. The team is responsible for assessing and managing cybersecurity incident response processes, response times, and communication plans in the event corrective actions and mitigation procedures are required to isolate and eradicate an incident.

We engage certain external parties, including a full-service managed IT service provider, to enhance our cybersecurity oversight.

In an effort to deter and detect cyber threats, we annually provide all employees of the Company and its external manager with cybersecurity and prevention training, which covers timely and relevant topics, including social engineering, phishing, password protection, confidential data protection, and mobile security, and educates employees on the importance of reporting all incidents immediately. We also use technology-based tools to mitigate cybersecurity risks and to bolster our employee-based cybersecurity programs.

Furthermore, we face climate change-related physical and transition risks, which include the risk of market shifts toward electric vehicles and lower carbon business models and risks related to extreme weather events or natural disasters. Climate-related events, including the increasing frequency, severity and duration of extreme weather events and their impact on critical infrastructure in the United States and elsewhere, have the potential to disrupt our business.

Congress and other governmental authorities have either considered or implemented various laws and regulations in response to climate change and the reduction of greenhouse gases. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted, and future changes in environmental laws and regulations could occur, which could impose additional costs on the operation of our borrowers and other partners. Regulations to cut gasoline use and control greenhouse gas emissions from new cars could adversely affect taxicab driver customers. The taxicab industry may have to make significant capital and other expenditures to comply with these laws and regulations. Changes in, or new, environmental restrictions may force taxicab drivers and fleet operators to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that we or our borrowers would be able to recover all or any increased environmental costs or that our borrowers’ businesses, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in environmental laws and regulations, in which case the value of medallion loans and Owned Medallions could be adversely affected.

Board and Committee Meetings and Director Attendance

During the year ended December 31, 2025, the Board held five regular meetings and one special meeting. The audit committee held four meetings, the compensation committee held four meetings, and the nominating and corporate governance committee held five meetings. During 2025, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served. In addition, the Board acts from time to time by unanimous written consent in lieu of holding a meeting.

Board Composition

Our business affairs are managed under the direction of our Board. Our Board consists of five members, including the following individuals: Harvey Golub, serving as Chairperson, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram.

Director Independence

Section 1.2 of the OTCQX Rules requires that a minimum of two of the members of the Board and a majority of the audit committee are composed of “independent directors”. As per the OTCQX Rules, the following persons shall not be considered independent: (A) a director who is, or at any time during the past three years was, employed by the Company; (B) a director who accepted or has a Family Member who accepted any compensation from the Company in excess of $120,000 during any fiscal year within the three years preceding the determination of independence, other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or benefits under a tax-qualified retirement plan, or non-discretionary compensation or (C) A director who is the Family Member of a Person who is, or at any time during the past three years was, employed by the Company as an executive officer.

Our Board has undertaken a review of the independence of each director and considered whether each director of the Company has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities in accordance with the OTCQX Rules and applicable SEC rules. As a result of this review, our Board has determined that Harvey Golub, Frederick C. Herbst, and Meera Joshi are each an “independent director” as defined under the OTCQX Rules for U.S. Companies and the applicable rules of the Exchange Act, and that the audit committee is composed of independent directors and meets the heightened independence standards of Rule 10A-3 of the Exchange Act.

Board Committees

We have established an audit committee, compensation committee and nominating and corporate governance committee. The responsibilities of each committee are described below. The composition of each committee is made in accordance with the OTCQX Rules for U.S. Companies and the independence standards of Rule 10A-3 of the Exchange Act, as applicable. Our Board may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our audit committee consists of Harvey Golub, Frederick C. Herbst, and Meera Joshi, with Mr. Herbst serving as chair. Each of these individuals qualify as independent directors under the OTCQX Rules and the independence standards of Rule 10A-3 of the Exchange Act. Each member of the Audit Committee is financially literate, and our Board has determined that Mr. Herbst qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Mr. Herbst also provides valuable expertise in understanding the internal control and risk management aspects of cybersecurity. Our audit committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, https://marblegatecapitalcorp.com/corporate-governance/.

Our audit committee is responsible for, among other things:

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selecting and hiring our independent auditors and evaluating and approving, in advance, the audit and non-audit services to be performed by our independent auditors;
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assisting the Board in evaluating the qualifications, performance and independence of our independent auditors;
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reviewing and discussing the adequacy and effectiveness of our financial reporting processes, internal control over financial reporting and disclosure controls and procedures and the audits of our financial statements;
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assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;
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assisting the Board in monitoring our compliance with legal and regulatory requirements;
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reviewing the adequacy and effectiveness of our internal control over financial reporting processes;
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assisting the Board in monitoring the performance of our internal audit function;
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monitoring the performance of our internal audit function;
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reviewing with management and our independent auditors our annual and quarterly financial statements;
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overseeing cybersecurity risk and periodically updating our Board on such matters;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and
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preparing the audit committee report that the rules and regulations of the SEC require to be included in our annual Proxy Statement.

Compensation Committee

Our compensation committee consists of Harvey Golub, Frederick C. Herbst, Sarah E. Feinberg and Meera Joshi, with Mr. Golub serving as chair. Mr. Golub, Ms. Joshi and Mr. Herbst qualify as independent directors under OTCQX rules. Our compensation committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, https://marblegatecapitalcorp.com/corporate-governance/.

The compensation committee is responsible for, among other things:

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reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving our CEO’s compensation level based on such evaluation;
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reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;
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reviewing and recommending the compensation of our directors;
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reviewing and discussing annually with management any compensation-related disclosure required by applicable SEC rules (including, to the extent applicable, any “Compensation Discussion and Analysis”);
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preparing the compensation committee report required by the SEC to be included in our annual Proxy Statement; and
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reviewing and making recommendations with respect to our equity compensation plans.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Harvey Golub, Frederick C. Herbst, Sarah E. Feinberg, and Meera Joshi, with Mr. Golub serving as chair. Our Board has undertaken a review and determined that Mr. Golub, Ms. Joshi and Mr. Herbst qualify as independent directors under OTCQX Rules. Our nominating and corporate governance committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, https://marblegatecapitalcorp.com/corporate-governance/.

The nominating and corporate governance committee is responsible for, among other things:

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assisting the Board in identifying prospective director nominees and recommending nominees to the Board;
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overseeing the evaluation of the Board and management;
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reviewing developments in corporate governance practices and developing and recommending a set of corporate governance guidelines; and
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recommending members for each committee of our Board.

Director Nominations

Our nominating committee recommends candidates for nomination for election at the annual meeting of the stockholders. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the nominating committee considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. The nominating and corporate governance committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the Board or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee.

Communications with the Board

Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or specific directors or group of directors at the following address: Marblegate Capital Corporation, Board of Directors, c/o Compliance Officer, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831. Any communication will be promptly distributed by our Compliance Officer to the individual director or directors named in the communication or to all directors if addressed to the entire Board.

The Company does not have any practices or policies regarding the ability of its employees, including officers, or directors (or their designees) to purchase financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value or registrant securities that are either granted to the employee or director as compensation or held directly or indirectly by the employee or director.

Related Person Policy of the Company

We have adopted a formal written policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our voting securities, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest are not permitted to enter into a related party transaction with the Company without the approval of our audit committee, subject to the exceptions described below.

A related person transaction is generally a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.

Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is or is not inconsistent with, our best interests and those of our stockholders, as the audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

The audit committee has determined that certain transactions will not require the approval of the audit committee including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, nonexecutive employee or beneficial owner of less than 10% of our outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The full text of our Code of Conduct and Ethics is posted on our website at marblegatecapitalcorp.com/corporate-governance/. We intend to disclose future amendments to, or waivers of, our

Code of Conduct and Ethics, as and to the extent required by SEC regulations, at the same location on our website identified above or in public filings. Information contained on our website is not incorporated by reference into this Proxy Statement, and you should not consider information contained on our website to be part of this Proxy Statement.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND DIRECTORS

The following table provides information regarding our executive officers and members of our Board (ages as of the date of this Proxy Statement):

Name	Age	Position(s) Held
Andrew Milgram	52	Chief Executive Officer and Director
Paul Arrouet	55	President
Michael Hutchby	48	Chief Financial Officer
Sarah E. Feinberg	48	Director
Harvey Golub	86	Independent Director
Frederick C. Herbst	68	Independent Director
Meera Joshi	57	Independent Director

Andrew Milgram has served as Chief Executive Officer and director of the Company since the consummation of the Business Combination. Prior to serving as Chief Executive Officer and director of the Company, Mr. Milgram served as Chief Executive Officer and an executive director of MAC from January 2021 to April 2025. Since August 2008, he has served as the managing partner of MAM, which he co-founded. Prior to forming MAM, Mr. Milgram was a Principal at Epic Asset Management, where he was responsible for generating, evaluating, executing and managing investments in a portfolio of distressed and special situation assets across a variety of industry sectors. In addition, he coordinated the firm’s overall research process and directed its team of investment analysts. Mr. Milgram has sat on a variety of official and ad-hoc creditor committees, and has been deeply involved in a number of corporate restructurings in both the United States and abroad. Prior to joining Epic, Mr. Milgram was a part of the capital market businesses at Deutsche Bank Alex. Brown and Bank of Tokyo-Mitsubishi. Mr. Milgram began his career at Swiss Bank Corp (now UBS), where he was part of the global emerging market team responsible for the bank’s proprietary investments in Russia, Africa and the Middle East. Mr. Milgram holds the Chartered Financial Analyst designation. Mr. Milgram is a member of the board of Millennium Health, a member of the board of Managers of PSS Holdings LLC, and a member of the board of directors of Signal Taxi, Britax Group Limited and Rhinoco Inc. Mr. Milgram is a member of the Economic Club of New York and YPO. Mr. Milgram’s qualifications to serve on our Board include his extensive leadership, management and board experience, his track record as a founder and Chief Investment Officer of Marblegate and its affiliated funds, his prior and current board experience, and his network of contacts in the distressed credit and restructuring arena.

Paul Arrouet has served as President of the Company since the consummation of the Business Combination. Prior to serving as President of the Company, Mr. Arrouet served as President and director of MAC from January 2021 to April 2025. Since 2008, he has also served as managing partner of MAM. Prior to forming MAM, Mr. Arrouet was a six-year Senior Managing Director as well as a twelve-year distressed specialist in the Distressed/High Yield Trading & Sales Department at Bear Stearns & Co. At Bear Stearns, he managed the trading book focused on stressed/distressed capital structures as well as actively making markets to generate customer flow. Mr. Arrouet spent the first part of his career at Bear Stearns in sales, specializing in distressed debt, high yield and restructuring opportunities. Prior to joining Bear Stearns, he was a salesman and Vice President at Alex. Brown, responsible for helping launch a distressed sales and trading platform as an extension of a successful High Yield Group. He began his career as a junior distressed trader at Oppenheimer & Co. Mr. Arrouet earned a Bachelor of Arts degree from the University of Pennsylvania. Mr. Arrouet’s qualifications to serve on our Board include his extensive leadership and management experience, his track record as Managing Partner and principal trader at Marblegate and its affiliated funds, and his wide network of contacts in the distressed investing field.

Michael Hutchby has served as Chief Financial Officer of the Company since July 3, 2025. In addition, effective May 1, 2026, Mr. Hutchby will serve as Chief Financial Officer of MAM. Mr. Hutchby served as the Chief Financial Officer, Treasurer and Secretary from June 2019 to June 2025 of Cherry Hill Mortgage Investment Corporation, a publicly-traded residential real estate finance company listed on the New York Stock Exchange focused on acquiring, investing in and managing residential mortgage assets in the United States. Mr. Hutchby also served as the Cherry Hill Mortgage Investment Corporation’s Controller from October 2013 to June 2019. Prior to joining the Cherry Hill Mortgage Investment Corporation and for a period contemporaneously therewith, Mr. Hutchby also served as Vice President, Capital Markets at Freedom Mortgage specializing in mergers and acquisitions, corporate development and capital raising from 2013 to 2024. From 2011 to 2012, Mr. Hutchby worked at Sterne, Agee &

Leach, where he was an investment banking senior associate in the Financial Institutions Group, and from 2009 to 2011, Mr. Hutchby was a Vice President, M&A and Strategic Advisory at Madison Place Partners, Inc., an asset management consultancy specializing in mortgage related risk and servicing products. Prior to that, Mr. Hutchby held various positions at Bank of America, Merrill Lynch, and Sungard Energy Systems. Mr. Hutchby has a B.A. in Economics from The Johns Hopkins University and an M.B.A. from the Stern School of Business at New York University.

Sarah E. Feinberg has served as a director of the Company since the consummation of the Business Combination. Ms. Feinberg has over 20 years of experience managing large and highly regulated transportation and logistics operations, leading federal regulatory agencies and serving in various senior roles in federal and state governments. Ms. Feinberg currently serves on the board of directors of Southwest Airlines (NYSE: LUV). Ms. Feinberg also serves on the board of directors of Mainstay Maritime, a Great Lakes shipping company. She previously served on the board of directors of the Metropolitan Transportation Authority, from 2019 to 2020, and on the board of directors of Amtrak, from 2015 to 2017. Ms. Feinberg is the founder of Feinberg Strategies, LLC, a strategic operations, communications, CEO advisory and public policy consulting firm founded in 2017. Ms. Feinberg served as Interim President of New York City Transit, the largest transit system in North America, from 2020 to 2021, and led the organization through the COVID pandemic and the resulting ridership and financial crises. Ms. Feinberg also served as the Administrator of the Federal Railroad Administration, from 2015 to 2017, and as Chief of Staff at the U.S. Department of Transportation, from 2013 to 2015. Ms. Feinberg holds a B.A. in Politics from Washington and Lee University. We believe Ms. Feinberg is qualified to serve as a member of our Board due to her extensive experience in leadership roles within the transportation, regulatory and government sectors.

Harvey Golub has served as director of the Company since the consummation of the Business Combination. Prior to serving as a director of the Company, Mr. Golub served as Chairman of the Board of MAC from October 2021 to April 2025. In early 2001, Mr. Golub retired as CEO and chairman of American Express. Currently, Mr. Golub is the non-executive chairman of the board of Dynasty Financial Partners. He also serves on the board of Pagaya Technologies, Ltd. (NASDAQ: PGY), and is a member of its audit, risk and nominating and corporate governance committees. He served as chairman of Miller Buckfire & Company (a Stifel Company) from July 2011 to December 2018. He has also served as a member of the advisory board of Marblegate Asset Management, LLC since June 2009. Mr. Golub also serves on the boards of the American Enterprise Institute (AEI) and the Manhattan Institute for Policy Research, serves on Jupiter Medical Center’s board of trustees and is the chairman of its planning committees. Mr. Golub is also chairman of the Maltz Jupiter Theatre endowment board, and is a director emeritus of New York-Presbyterian Hospital and the Lincoln Center for the Performing Arts and a member of its investment committee. Previously, Mr. Golub served as non-executive chairman on the boards of American International Group (AIG), Campbell Soup Company, and The Reader’s Digest Association. He has also served as a member of the board of Dow Jones & Company, Hess Corporation, RHJ International and several private companies. Mr. Golub received a B.S. degree from the New York University in 1961. Mr. Golub is well qualified to serve as a member of our Board due to his extensive experience in leadership and broad network of business and advisory relationships.

Frederick C. Herbst has served as a director of the Company since the consummation of the Business Combination. Mr. Herbst has over 40 years of experience in the financial services sector. Mr. Herbst has served as a member of the Board and as chairperson of the audit committee of Chicago Atlantic Real Estate Finance, Inc. (NASDAQ: REFI), an externally-managed commercial mortgage REIT, from April 2021 to June 2025. He also served as a member of the board of directors of Chicago Atlantic BDC, Inc. (NASDAQ: LIEN) from September 2024 to March 2025. He previously served on the board of directors of Indemnis Inc., a privately owned provided of drone parachute safety systems, from January 2021 to June 2022. Mr. Herbst served as Chief Financial Officer of Ready Capital Corporation (NYSE: RC), a commercial mortgage REIT, and Managing Director of Waterfall Asset Management, LLC, an SEC-registered institutional asset manager, from 2009 until his retirement in June 2019. From 2005 to 2009, Mr. Herbst was Chief Financial Officer of Clayton Holdings, Inc. (NASDAQ: CLAY), a provider of analytics and due diligence services to participants in the mortgage industry. Prior to Clayton Holdings, Mr. Herbst was Chief Financial Officer of Arbor Realty Trust, Inc. (NYSE: ABR), a commercial mortgage REIT, from 2003 until 2005, and of Arbor Commercial Mortgage, LLC, from 1999 until 2005. Prior to joining Arbor Realty Trust, Mr. Herbst was Chief Financial Officer of The Hurst Companies, Inc., Controller with The Long Island Savings Bank, FSB, Vice President Finance with Eastern States Bankcard Association and a Senior Manager with Ernst & Young. Mr. Herbst holds a B.A. in Accounting from Wittenberg University and became a licensed Certified Public Accountant in 1983. We believe Mr. Herbst is qualified to serve as a member of our Board because of his extensive finance background, including his service as a Chief Financial Officer of multiple public companies, his experience as a director of public companies, and his extensive knowledge of our industry.

Meera Joshi has served as a director of the Company since April 2025. Ms. Joshi previously served as the Deputy Mayor for Operations of the City of New York from January 2022 until March 2025. Prior to her tenure as the Deputy Mayor for Operations, Ms. Joshi served as the Deputy Administrator and the Presidential Nominee for the Administrator of the U.S. Department of Transportation’s Federal Motor Carrier Safety Administration from January 2021 until January 2022. Ms. Joshi also served as the General Manager for the New York office of Sam Schwartz Transportation Consultants from 2020 until 2021, as the Chief Executive Officer and Chair of the New York City Taxi and Limousine Commission (the “NYC TLC”) from 2014 until 2019, and as the Deputy Commissioner of Legal Affairs - General Counsel of the NYC TLC from 2011 until 2014. Ms. Joshi holds both a Juris Doctorate degree and a Bachelor of Arts degree from the University of Pennsylvania. Ms. Joshi currently serves as President of the Green-Wood Cemetery, is a member of the Regional Plan Association Board, and previously served as a member of the board of directors of the Metropolitan Transportation Authority. Ms. Joshi is also an advisor to the Sam Schwartz Transportation Research Program at Hunter College and a regular panelist on issues relating to autonomous vehicle taxis. Ms. Joshi is qualified to serve as a member of our Board due to her experience in the transportation industry and knowledge of transportation policy and related regulatory environments.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

No executive officer, member of the Board or control person of our Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

EXECUTIVE COMPENSATION

Overview

The following is a discussion and analysis of compensation arrangements of our named executive officers (“NEOs”). Because we qualify as a “smaller reporting company” under the SEC rules, we have elected to prepare this Proxy Statement and other annual and periodic reports as a “smaller reporting company” consistent with rules of the SEC. Under the scaled disclosure obligations applicable to smaller reporting companies, we are not required to provide, among other things, a Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

The following individuals were our NEOs for the fiscal year ended December 31, 2025:

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Andrew Milgram, Chief Executive Officer;
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Paul Arrouet, President; and
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Michael Hutchby, Chief Financial Officer.

Compensation of NEOs

None of our NEOs are employees of the Company. As of December 31, 2025, we did not have any employees at the Company (but did have employees at Signal Taxi), and we are managed by our Manager pursuant to the MSA. Our Manager is an affiliate of the DePalma Companies. Mr. Milgram, Mr. Arrouet, and Mr. Hutchby are employees of our Manager or an affiliate of our Manager. Our Manager provides the services of our NEOs to us pursuant to the MSA. Because the MSA provides that our Manager is responsible for managing our affairs, our NEOs, who are employees of our Manager, do not receive cash compensation directly from us for serving as our officers, and our Manager is responsible for all costs incident to the performance of its duties under the MSA, including compensation of its officers and employees (subject to the reimbursements specified below). Our NEOs may receive equity compensation under our equity incentive plan, if and when adopted. In our NEOs’ capacities as officers or employees of our Manager or an affiliate of our Manager, such NEOs will be required to devote as much time to us as our Manager deems necessary and appropriate commensurate with the level of our activity.

The MSA states that our Manager will provide, as determined by the Manager and in accordance with the terms and conditions of the MSA, a management team to serve as executive officers of the Company and/or its subsidiaries. During the fiscal year ended December 31, 2025, Mr. Milgram served as Chief Executive Officer.

Under the MSA, our Manager is responsible for all costs incident to the performance of its duties under the MSA, including the compensation of its officers and other personnel who provide services to us. The MSA also entitles our Manager to reimbursement from us for certain expense categories incurred on our behalf, as set forth in Section 7.3(a) of the MSA. These reimbursable categories include, among others, (i) costs of legal, tax, accounting, consulting, auditing, lobbying, regulatory, administrative, and other similar services rendered for the Company and its subsidiaries by providers retained by the Manager (or, if provided by Manager personnel, at no greater than arm’s-length rates); (ii) the compensation and expenses of the Company’s directors and officers and the cost of liability insurance to indemnify our directors and officers; and (iii) other expense categories specified in Section 7.3(a) of the MSA. For the fiscal year ended December 31, 2025, the Company recognized approximately $5.9 million of total amounts payable to the Manager under the MSA, consisting of (i) approximately $5.5 million of management fees calculated under Section 7.1 of the MSA and (ii) approximately $393,000 of reimbursement under Section 7.3(a)(iv) of the MSA in respect of the compensation of our Chief Financial Officer. No other amounts were separately reimbursed to the Manager under Section 7.3(a) during the fiscal year ended December 31, 2025.

Compensation Arrangements with the Manager

Neither Mr. Milgram, Mr. Arrouet nor Mr. Hutchby has any compensation arrangement with the Company other than as disclosed herein. Instead the Manager compensates such individuals out of its or their overall revenue streams, which includes the management fee that we pay to our Manager. The MSA does not require that any specified amount or percentage of the management fees that we pay to the Manager be allocated to such individuals.

2025 Summary Compensation Table

For the fiscal year ended December 31, 2025, we did not pay any cash compensation to any executive officers except for reimbursement under Section 7.3(a)(iv) of the MSA in respect of the compensation of our Chief Financial Officer of approximately $393,000. None of our NEOs received any salary, bonus, stock awards, option awards, non-equity incentive plan compensation, or other compensation from us during fiscal year 2025 (except our Chief Financial Officer), provided that, such NEOs may have received compensation from the Manager in connection with management fees paid by the Company to the Manager. As noted above, none of our NEOs are our employees and we did not directly pay any cash compensation to the NEOs for service during the fiscal period shown, except as discussed above. Accordingly, we have omitted the 2025 Summary Compensation Table.

Outstanding Equity Awards at 2025 Fiscal Year End

For the fiscal year ended December 31, 2025, we did not make any equity awards to any executive officers. Accordingly, we have omitted the 2025 Outstanding Equity Awards at Fiscal Year-End Table.

Potential Payments Upon Termination or Change in Control

Since our NEOs are employees of our Manager, we generally do not have any obligation to make any payments to any of our NEOs upon a termination of employment or upon a change in control.

Director Compensation

On May 12, 2025, the Board approved 2025 director compensation. Commencing as of April 7, 2025, each non-executive director is entitled to a cash payment of $150,000 per year, payable in quarterly arrears, taking into account any required proration. The Company does not currently pay its directors additional fees for attending Board or committee meetings, although the Company intends to reimburse each director for reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Milgram, the only executive member of the Board, does not receive director compensation.

2025 Director Compensation Table

The following table sets forth information regarding compensation earned by or paid to each non-employee director who served on our Board during the fiscal year ended December 31, 2025. Mr. Milgram, our Chief Executive Officer, does not receive any compensation for his service as a director and is therefore not included in this table.

For the fiscal year ended December 31, 2025, total director fee expense was $435,989, recognized within General and Administrative expenses on the Company’s consolidated income statement. Of that amount, approximately $285,989 was paid in cash to the Company’s four independent directors during 2025, and approximately $150,000 was accrued but unpaid as of December 31, 2025 (representing fees for the fourth quarter of 2025, which were subsequently paid in the first quarter of 2026). No equity awards were granted to directors during the fiscal year ended December 31, 2025.

Name (1)(2)(3)	Fees Earned or Paid in Cash ($)(5)	Total ($)(6)
Meera Joshi(4)	$105,908	$105,908
Sarah E. Feinberg	$110,027	$110,027
Harvey Golub	$110,027	$110,027
Frederick C. Herbst	$110,027	$110,027

(1)
Includes all individuals who served as a non-employee director for any portion of the fiscal year ended December 31, 2025.
(2)
Mr. Milgram, the Company’s Chief Executive Officer, is employed by MAM, the Company’s external manager, and does not receive compensation for his service as a director.

(3)
Service as a director commenced on April 7, 2025, the date of the closing of the Business Combination and the Company’s listing on OTCQX. Q2 2025 fees were prorated over 85 days of service from April 7, 2025 through June 30, 2025.
(4)
Ms. Joshi’s service as a director commenced on April 17, 2025. Q2 2025 fees were prorated over 75 days of service from April 17, 2025 through June 30, 2025.
(5)
These amounts consist of the annual cash board retainer discussed above. Amounts earned but otherwise not paid in 2025, have been included.
(6)
Represents the sum of all cash fees earned in column two.

EQUITY COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

We do not have in effect any compensation plans under which our equity securities are authorized for issuance nor do we have outstanding stock options.

Option Grant Timing Policies and Practices

As required by Item 402(x) of Regulation S-K, we are providing the following disclosure regarding our policies and practices on the timing of awards of stock options, stock appreciation rights (“SARs”) and similar instruments with option-like features in relation to the disclosure of material nonpublic information (“MNPI”).

During the fiscal year ended December 31, 2025, we did not grant any stock options, SARs or similar instruments with option-like features to any of our employees, officers, directors, or other service providers. We do not currently have in effect any compensation plans under which our equity securities are authorized for issuance, and we do not have any outstanding stock options. Accordingly, we do not currently have any formal written policy or practice regarding the timing of grants of stock options or SARs in relation to the disclosure of MNPI.

In the event that we adopt an equity compensation plan and begin granting stock options, SARs or similar instruments with option-like features in the future, our Board (or a committee thereof) intends to establish policies and procedures governing the timing of such grants, including the relationship between the timing of such grants and the release of MNPI. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Because we did not grant any stock options, SARs or similar option-like instruments during the fiscal year ended December 31, 2025, the tabular disclosure required by Item 402(x)(2) of Regulation S-K is not applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of April 15, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•
each of our executive officers and directors, and all of our executive officers and directors as a group; and
•
each person who is known to be the beneficial owner of more than 5% of our common stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	# Shares of Common Stock Beneficially Owned	% of Total Voting Power
Directors and Executive Officers
Andrew Milgram(2)	66,164,140	89.3%
Paul Arrouet(2)	66,164,140	89.3%
Michael Hutchby	-	-
Sarah E. Feinberg	-	-
Harvey Golub(3)	317,141	*
Frederick C. Herbst	-	-
Meera Joshi	-	-

All Directors and Executive Officers as a Group (5 Individuals)	66,481,281	89.7%
Five Percent Holders
Marblegate Special Opportunities Master Fund, L.P.(4)	13,723,857	18.5%
Marblegate Strategic Opportunities Master Fund I, L.P.(5)	13,793,655	18.7%
Marblegate Tactical III Master Fund I, L.P.(6)	8,660,253	11.7%
Marblegate Cobblestone Master Fund I, L.P.(7)	8,744,568	11.8%
Marblegate Tactical III Master Fund II, L.P.(8)	17,293,702	23.4%

* Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Marblegate Capital Corporation, 5 Greenwich Office Park, Suite 400, Greenwich, Connecticut 06831.
(2)
Represents the aggregate amount of shares of common stock beneficially owned by Mr. Milgram, which consists of the following: (a) 450 shares of common stock held by each of Mr. Milgram and Mr. Arrouet directly; (b) 13,558,394 shares of common stock held by Marblegate Special Opportunities Master Fund, L.P. (“MSOMF”) and 165,463 shares of common stock underlying the warrants held by MSOMF, which are exercisable within 60 days, whose general partner is Marblegate Special Opportunities GP, LLC (“Marblegate GP”), whose Managing Member is Marblegate Holdings, LLC (“Marblegate Holdings”), of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, MSOMF’s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Mr. Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect; (c) 13,793,655 shares held by Marblegate Strategic Opportunities Master Fund I, L.P. (“MSOMFI”), whose general partner is Marblegate GP, whose Managing Member is Marblegate Holdings, of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, MSOMFI’s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Mr. Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect; (d) 8,660,253 shares held by Marblegate Tactical III Master Fund I, L.P., whose general partner is Marblegate Tactical III GP, LLC (“Tactical III GP”), whose

Managing Member is Marblegate Holdings, of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, Marblegate Tactical III Master Fund I, L.P.’s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Mr. Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect; (e) 8,744,568 shares held by Marblegate Cobblestone Master Fund I, L.P. (“Marblegate Cobblestone”), whose general partner is Marblegate GP, whose Managing Member is Marblegate Holdings, of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, Marblegate Cobblestone’s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Paul Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect; (f) 17,293,702 shares held by Marblegate Tactical III Master Fund II, L.P., whose general partner is Marblegate GP, whose Managing Member is Marblegate Holdings, of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, Marblegate Tactical III Master Fund II, L.P.'s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Paul Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect; (g) 1,317,244 shares held by Marblegate Partners Master Fund I, L.P., whose general partner is Marblegate Partners I GP, LLC (“Partners I GP”), whose Managing Member is Marblegate Holdings, of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, Marblegate Partners Master Fund I, L.P.’s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Paul Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect; and (h) 2,630,411 shares held by Marblegate Partners Master Fund II, L.P., whose general partner is Partners I GP, whose Managing Member is Marblegate Holdings, of which Mr. Milgram and Mr. Arrouet are Managing Partners, in addition to being the Managing Partners of MAM, Marblegate Partners Master Fund II, L.P.’s investment manager, and may be deemed beneficial owners, but of which Mr. Milgram and Mr. Arrouet disclaim beneficial ownership except to the extent of their pecuniary interest, whether direct or indirect.
(3)
Represents (i) 450 shares of common stock held by Golub Investments LP, who is the record holder of such shares, (ii) 304,673 shares of common stock held by Harvey Golub Revocable Trust, who is the record holder of such shares, and (iii) 12,018 shares of common stock underlying warrants held by Harvey Golub Revocable Trust, which are exercisable within 60 days. Mr. Golub has an indirect pecuniary interest in the shares held by Golub Investments LP through his direct membership interests in Golub Investments LP, over which he does not have voting or dispositive control. Mr. Golub is the trustee and beneficiary of the Harvey Golub Revocable Trust and is thus deemed to be the beneficial owner with voting and dispositive power over such shares.
(4)
Represents (i) 13,558,394 shares of common stock held by MSOMF and (ii) 164,463 shares of common stock underlying warrants held by MSOMF, which are exercisable within 60 days. Marblegate GP is the General Partner of MSOMF. Marblegate Holdings is the Managing Member of Marblegate GP. Andrew Milgram and Paul Arrouet, as the Managing Partners of Marblegate Holdings and MAM, the investment manager of MSOMF, may be deemed to exercise voting and investment power over the securities held by MSOMF and therefore may be deemed to beneficially own such securities. Each of Mr. Milgram and Mr. Arrouet disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly. The address of Marblegate Special Opportunities Master Fund, L.P. is 5 Greenwich Office Park, Suite 400, Greenwich, Connecticut, 06831.
(5)
MSOMFI is the record holder of these shares. Marblegate GP is the General Partner of MSOMFI. Marblegate Holdings is the Managing Member of Marblegate GP. Andrew Milgram and Paul Arrouet, as the Managing Partners of Marblegate Holdings and MAM, the investment manager of MSOMFI, may be deemed to exercise voting and investment power over the securities held by MSOMFI and therefore may be deemed to beneficially own such securities. Each of Mr. Milgram and Mr. Arrouet disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly. The address of Marblegate Strategic Opportunities Master Fund I, L.P. is 5 Greenwich Office Park, Suite 400, Greenwich, Connecticut, 06831.
(6)
Marblegate Tactical III Master Fund I, L.P. is the record holder of these shares. Tactical III GP is the General Partner of Marblegate Tactical III Master Fund I, L.P. Marblegate Holdings is the Managing Member of Tactical III GP. Andrew Milgram and Paul Arrouet, as the Managing Partners of Marblegate Holdings and MAM, the investment manager of Marblegate Tactical III Master Fund I, L.P., may be deemed to exercise voting and investment power over the securities held by Marblegate Tactical III Master Fund I, L.P. and therefore may be deemed to beneficially own such securities. Each of Mr. Milgram and Mr. Arrouet disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly. The address of Marblegate Tactical III Master Fund I, L.P. is 5 Greenwich Office Park, Suite 400, Greenwich, Connecticut, 06831.
(7)
Marblegate Cobblestone is the record holder of these shares. Marblegate GP is the General Partner of Marblegate Cobblestone. Marblegate Holdings is the Managing Member of Marblegate GP. Andrew Milgram and Paul Arrouet, as the Managing Partners of Marblegate Holdings and MAM, the investment manager of Marblegate Cobblestone, may be deemed to exercise voting and investment power over the securities held by Marblegate Cobblestone and therefore may be deemed to beneficially own such securities. Each of Mr. Milgram and Mr. Arrouet disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly. The address of Marblegate Cobblestone Master Fund I, L.P. is 5 Greenwich Office Park, Suite 400, Greenwich, Connecticut, 06831.
(8)
Marblegate Tactical III Master Fund II, L.P. is the record holder of these shares. Marblegate GP is the General Partner of Marblegate Tactical III Master Fund II, L.P. Marblegate Holdings is the Managing Member of Marblegate GP. Andrew Milgram and Paul Arrouet, as Managing Partners of Marblegate Holdings and MAM, the investment manager of Marblegate Tactical III Master Fund II, L.P., may be deemed to exercise voting and investment power over such securities and therefore may be deemed to beneficially own such securities. Each of Mr. Milgram and Mr. Arrouet disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest each may have therein, directly or indirectly. The address of Marblegate Tactical III Master Fund II, L.P. is 5 Greenwich Office Park, Suite 400, Greenwich, Connecticut, 06831.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Policies and Procedures for Approval of Related Person Transactions

We adopted a formal written policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our voting securities, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is an employee, acts as a director or executive officer (or other comparable position) or maintains, directly or indirectly, a 5% or greater ownership interest and all persons or entities that directly, or indirectly though one or more intermediaries, control, or are controlled by, or are under common control with, any such entity, are not permitted to enter into a related party transaction with the Company without the approval of our audit committee, subject to the exceptions described below.

Under Item 404 of Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.

Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is or is not inconsistent with, our best interests and those of our stockholders, as the audit committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

The audit committee has determined that certain transactions will not require the approval of the audit committee, including, among others, certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, nonexecutive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders

Post-Business Combination Arrangements

In connection with the Business Combination, certain agreements were entered into pursuant to the business combination agreement, dated as of February 14, 2023, by and among MAC, the Company, the Manager, MAC Merger Sub, Inc., DePalma I and DePalma II, pursuant to which MAC agreed to combine with the DePalma Companies in a series of transactions that resulted in the Company becoming a publicly traded company, effective as of April 7, 2025. The agreements described in this section are filed as exhibits to the Annual Report, and the following descriptions are qualified in their entirety by reference thereto.

Registration Rights Agreement

On the Closing Date, we entered into a registration rights agreement with certain MAC stockholders (including the Sponsor) and certain other stockholders thereto (such stockholders, the “Holders”), pursuant to which, among other things, the Holders are entitled to certain registration rights with respect to their shares of our common stock (the “Registration Rights Agreement”). The Registration Rights Agreement also provides the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Indemnification Agreements

On the Closing Date, we entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements of certain expenses and costs relating to claims, suits or proceedings arising from each of our directors’ or executive officers’ service to the Company, or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Management Services Agreement

We are party to a management services agreement with the Manager, pursuant to which the Manager provides certain management services to us including (i) evaluating, managing, performing due diligence on, negotiating and overseeing the acquisition and disposition of our and our subsidiaries’ assets, including taxi medallions, taxi-medallion loans and other assets or property, (ii) evaluating, managing, negotiating and overseeing the origination, structuring, restructuring and workout of taxi-medallion loans and other loans held by us and our subsidiaries, provided, however, that the Manager shall not be responsible for typical daily loan servicing activities including but not limited to collecting and reconciling loan payments, preparing and sending statements and invoices to borrowers, reporting payment activity, Uniform Commercial Code and other lien searches and filings, credit report searches, and activities related to the foregoing items, (iii) managing our and our subsidiaries’ day-to-day business and operations, including assisting us and our subsidiaries in complying with any regulatory requirements applicable to us and our subsidiaries in respect of our and our subsidiaries’ business activities, (iv) evaluating the financial and operational performance of any of our subsidiaries, including monitoring the business and operations thereof, and the financial performance of any our or our subsidiaries’ other assets, (v) providing, as determined by the Manager and in accordance with the terms and conditions of the MSA, a management team to serve as executive officers of us and/or our subsidiaries or as members of our Board, (vi) identifying, evaluating, managing, performing due diligence on, negotiating and overseeing the provision of debt or equity financing by us, (vii) identifying, evaluating, managing, performing due diligence on, negotiating and overseeing the acquisition of all or a portion of target businesses or assets by us, (viii) subject to the provisions of the MSA, performing any other services for and on behalf of our company and our subsidiaries to the extent that such services are consistent with those that are customarily performed by the executive officers and employees of a publicly listed company, and (ix) identifying, evaluating, managing, performing due diligence on, negotiating and overseeing the acquisition of all or a portion of target businesses or assets by us.

The services also include (1) establishing and maintaining books and records of our company and our subsidiaries in accordance with customary practice and GAAP; (2) recommending to our Board changes or other modifications in the capital structure of our company and/or our subsidiaries, including share repurchases; (3) recommending to our Board the engagement of or, if approval is not otherwise required, engaging agents, consultants or other third party service providers on behalf of us and our subsidiaries, including accountants, lawyers or experts, in each case, as may be needed by us or our subsidiaries from time to time; (4) managing or overseeing litigation, administrative or regulatory proceedings, investigations or any other reviews of our and/or our subsidiaries business or operations that may arise in the ordinary course of business or otherwise, subject to the approval of the Board to the extent necessary in connection with the settlement, compromise, consent to the entry of an order or judgment or other agreement resolving any of the foregoing; (5) recommending to our Board the payment of dividends or other distributions on the equity interests of us; (6) attending to the timely calculation and payment of taxes payable, and the filing of all taxes return due, by us and our subsidiaries; and (7) making loans to, or arranging loans on behalf of, entities in which we or any of our subsidiaries have an equity or debt investment.

Our Manager provides, as determined by the Manager and in accordance with the terms and conditions of the MSA, a management team to serve as executive officers of us and/or our subsidiaries for our Manager to deliver the services called for under the MSA. Our Manager is responsible for all costs incident to the performance of its duties under the MSA, including compensation and other related expenses of our executive officers and other personnel provided to us by our Manager. In some instances, our Manager is entitled to be reimbursed for the costs of the wages, salaries and benefits incurred by our Manager with respect to certain personnel provided to us. We reimburse our Manager for the costs of legal, tax, accounting, consulting, auditing, lobbying, regulatory, administrative and other similar services rendered for us and our subsidiaries by providers retained by the Manager or, if provided by the Manager’s personnel, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis.

Pursuant to Section 7.3(a)(iv) of the MSA, the Manager is entitled to reimbursement from us for the compensation and expenses of our directors and officers. For the fiscal year ended December 31, 2025, the Manager was reimbursed approximately $393,500 in respect of the compensation of our Chief Financial Officer. No other amounts were separately reimbursed to the Manager in respect of director and officer compensation during the fiscal year ended December 31, 2025.

For the fiscal year ended December 31, 2025, we incurred approximately $5.9 million in fees payable to our Manager pursuant to the MSA, which consists of approximately $5.5 million in management fees and approximately $393,500 of compensation reimbursement for our Chief Financial Officer.

We compensate the Manager for its services provided pursuant to the MSA on a quarterly basis with a management fee calculated as follows: the product of (i) 0.375%, multiplied by (ii) the sum of the Company’s consolidated total assets, including but not limited to taxi medallion licenses and other intangibles, plus the absolute amount of consolidated accumulated amortized amounts on intangibles owned on that date, minus Adjusted Total Liabilities (as defined in the MSA) (“Adjusted Net Assets”); provided, further, however, that, with respect to the fiscal quarter in which the management fee is deferred (as described in the MSA), interest will accrue at Wall Street Journal Prime + 5% per annum until paid; provided, further, that with respect to the fiscal quarter in which the MSA is terminated, the management fee shall be equal to the product of (i)(x) 0.375%, multiplied by (y) the Company’s Adjusted Net Assets, multiplied by (ii) a fraction, the numerator of which is the number of days from and including the first day of such fiscal quarter to but excluding the date upon which the MSA is terminated and the denominator of which is the number of days in such fiscal quarter. The Manager may also earn an incentive fee based on our financial performance pursuant to a separate agreement to be entered into by our company and the Manager that is approved by our Board and separately approved by a majority of the independent directors of our Board. However, no mutually agreeable incentive fee was entered into within 180 days post-closing of the Business Combination. We shall pay all of our own expenses and reimburse the Manager for certain documented expenses incurred by the Manager on our and our subsidiaries’ behalf during the term of the MSA. We must indemnify the Manager from all losses incurred arising out of any breach of the agreement or services provided thereunder, subject to certain exceptions.

During the term of the MSA, the Manager is permitted to provide services, including services similar to the services described above, to other Persons (as defined in the MSA), including affiliates of the Manager. The Manager is not prohibited from investing in or assisting a business competitive with our Company. Additionally, the Manager need not present business opportunities to our Company.

The MSA further requires us to maintain a board consisting of a majority of independent directors.

In addition, the MSA provides for, among other things, the Company’s license to use the “Marblegate” trademark. The Manager has consented to our use of the trademark as part of our name, subject to the Company’s continued engagement of MAM (or one of its affiliates) as Manager. If the MSA is terminated, MAM may require us to cease use of the “Marblegate” name.

The MSA became effective upon consummation of the Business Combination and continues in operation, unless terminated in accordance with the terms of the MSA, until the fifth (5th) anniversary of the Closing of the Business Combination (the “Initial Term”). After the Initial Term, the MSA shall be deemed renewed automatically for additional successive five-year periods (each, an “Automatic Renewal Term”) unless otherwise terminated.

The MSA provides that the Manager may resign and terminate the MSA at any time with at least 180 days’ prior written notice to us of the Manager’s intention to terminate the MSA, which right shall not be contingent upon the finding of a replacement manager. However, if the Manager resigns, the Manager shall, upon request of our Board, use reasonable efforts to assist our Board to find a replacement manager at no cost or expense to us.

Additionally, the MSA is subject to termination by (i) our Board at any time, if there is a finding by a court of competent jurisdiction in a final, non-appealable order that the Manager materially breached the terms of the MSA and such breach continued unremedied for sixty (60) days after the Manager received written notice from us setting forth the terms of such breach, (ii) at any time if (A) there is a finding by a court of competent jurisdiction in a final, non-appealable order that the Manager (x) acted with gross negligence, willful misconduct, bad faith or reckless disregard in performing its duties and obligations under the MSA or (y) engaged in fraudulent or dishonest acts in connection with the business operations of us, and (B) at least seventy-five percent (75%) of our Board votes to terminate the MSA, (iii) at the expiration of the Initial Term or any Automatic Renewal Term with written notice to the Manager at least 180 days before the applicable expiration as approved in advance by a majority of the independent directors of our Board voting in favor of providing that notice and terminating the MSA; or (iv) at any time if (A) at least seventy-five percent (75%) of our Board votes to terminate the MSA and (B) the holders of at least seventy-five percent of the then outstanding shares of our common stock vote in favor of terminating the MSA. If we elect a non-renewal termination at the expiration of the initial term or any automatic renewal term, we must pay MAM a termination fee equal to the average monthly management fee earned during the prior 24 months multiplied by the remaining months in the then-current term.

Consulting Arrangement with Feinberg Strategies, LLC

Sarah E. Feinberg, a member of our Board, is the founder, President and Chief Executive Officer of Feinberg Strategies, LLC (“Feinberg Strategies”), a CEO advisory, strategic communications, public policy and operations firm specializing in advising companies in the highly regulated transportation and technology sectors. Feinberg Strategies provides consulting services to the Company and certain of its subsidiaries. During the fiscal year ended December 31, 2025, the Company paid Feinberg Strategies approximately $300,000 in consulting fees in connection with such services. Ms. Feinberg has a direct interest in the transaction as the sole owner and principal of Feinberg Strategies.

Indemnification of Directors and Officers

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, our certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Director Independence

Our Board has undertaken a review of the independence of each director and considered whether each director of the Company has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board has determined that Harvey Golub, Frederick C. Herbst, and Meera Joshi are each an “independent director” as defined under the OTCQX Rules for U.S. Companies and the applicable rules of the Exchange Act.

PROPOSAL 1

ELECTION OF DIRECTORS

General

At the Annual Meeting, directors are to be elected for a term to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board has recommended, and the Board has selected, the following nominees for election: Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi, and Andrew Milgram, each of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. The biographical information of each of the nominees, and their qualifications, are described in greater detail above under “Information About Our Executive Officers and Directors”.

The Board has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board believes that each of our director nominees is highly qualified to serve as a member of the Board. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required To Elect the Director Nominees; Recommendation of the Board

For Proposal 1, a plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director nominee.

A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “Withhold Authority” (shown as “Withhold” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election. For additional information, see “General Information—Voting Requirements for Each of the Proposals.”

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH DIRECTOR NOMINEE.

PROPOSAL 2

ADOPTION OF THE MARBLEGATE CAPITAL CORPORATION

2026 EQUITY INCENTIVE PLAN

General Information

At the Annual Meeting, stockholders are requested to approve and adopt the Company’s 2026 Equity Incentive Plan, which we refer to as the 2026 Plan.

The following is a summary of the principal features of the 2026 Plan. This summary does not purport to be a complete description of all of the provisions of the 2026 Plan. It is qualified in its entirety by reference to the full text of the 2026 Plan, as proposed to be approved and adopted, which is included as Appendix A to this Proxy Statement. All terms included here that are not defined are defined in the 2026 Plan.

General Information About The 2026 Plan

On April 27, 2026, the Board approved and adopted the 2026 Plan, subject to approval and adoption by the stockholders of the Company at the Annual Meeting (i.e., such 2026 Plan is not effective until approved and adopted by the stockholders of the Company).

The purpose of the 2026 Plan is to promote the success and enhance the value of the Company by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The 2026 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

The 2026 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) SARs; (iv) restricted stock awards; (v) restricted stock units; (vi) stock awards; (vii) performance stock unit awards; (viii) dividend equivalents; (ix) other stock- or cash-based awards; or (x) any combination of the foregoing. In making such determinations, the Administrator (as defined below) may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company's success, and such other factors as the Administrator (as defined below) in its discretion shall deem relevant.

Shares Available Under the 2026 Plan; Limited Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2026 Plan is the sum of (i) 3,700,000 shares, and (ii) an automatic annual increase on the first day of each year beginning in 2027 and ending in (and including) 2030 equal to the lesser of (A) three percent (3%) of the shares outstanding on a fully diluted basis on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of common stock as determined by the Board or the committee (collectively, the “Share Limit”). This annual automatic increase to the Share Limit is also known as an “evergreen” provision, although such automatic annual increase is limited to four (4) years. Notwithstanding the foregoing, the aggregate maximum number of shares that may be issued pursuant to the exercise of incentive stock options is 3,700,000 shares.

If any shares subject to an award are forfeited or expire or such award is settled for cash (in whole or in part), the shares subject to such award shall, to the extent of such forfeiture, expiration, or cash settlement, again be available for future grants of awards under the 2026 Plan. In addition, until the termination of the Plan, the following shares shall be available for future grants of awards under the Plan: (i) shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; and (iii) shares subject to SARs that are not issued in connection with the stock settlement of the SARs on exercise thereof. Notwithstanding anything to the contrary contained herein, shares purchased on the open market with the cash proceeds from the exercise of Options shall not be available for future grants of awards.

The shares available for awards under the 2026 Plan will be authorized but unissued shares of our common stock.

Administration

The 2026 Plan is administered by the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board, as determined from time to time by the Board (the “Administrator”). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee shall take all action with respect to such awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act. Subject to the terms of the 2026 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our Common Stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2026 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and SARs granted under the 2026 Plan.

The Administrator may also delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend awards or to take other administrative actions; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act or officers of the Company (or directors) to whom authority to grant or amend awards has been delegated. Under any such delegation, the Administrator will specify the restrictions and limits applicable to such delegation, and the Board or committee may at any time rescind the authority so delegated or appoint a new delegate.

On or after the date of grant of an award under the 2026 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

All of the Company’s employees (including employees of its subsidiaries), non-employee directors and consultants are eligible to participate in the 2026 Plan and may receive all types of awards other than incentive stock options. Options granted to non-employee directors and consultants shall only be non-qualified stock options. Incentive stock options may be granted under the 2026 Plan only to employees of the Company, any of the Company's present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

As of April 28, 2026, we had 17 employees, which includes employees of our subsidiaries, and four non-employee directors.

No awards are issuable by the Company under the 2026 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Limit on Non-Employee Director Compensation

The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000, increased to $1,000,000 in the fiscal year of such non-employee director’s initial services as a non-employee director, in total value (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes). Such limit shall be applied without regard to awards, if any, granted to a non-employee director during any period in which such individual was an employee of the Company or was otherwise providing services to the Company other than in the capacity as a non-employee director.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2026 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2026 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2026 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2026 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” Nonqualified (non-statutory stock options) granted under the 2026 Plan are not intended to qualify as incentive stock options under the Code.

To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by a holder during any calendar year under the 2026 Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof, exceeds $100,000, such options shall be treated as non-qualified stock options to the extent required by Section 422 of the Code.

The Administrator may impose limitations on the transferability of stock options granted under the 2026 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2026 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws.

Unless the terms of a holder’s stock option agreement, or other written agreement between us and the holder, provide otherwise, if a holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the holder may generally exercise any vested options for a period specified in the applicable award agreement following the cessation of service. This period may be further extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws. If a holder’s service relationship with us or any of our affiliates ceases due to death, or a holder dies within a certain period following cessation of service, the holder or a beneficiary may generally exercise any vested options for a period specified in the applicable award agreement following the date of death. If a holder’s service relationship with us or any of our affiliates ceases due to disability, the holder may generally exercise any vested options for a period specified in the applicable award agreement following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the holder; (iv) a net exercise of the option (to the extent allowed); or (v) other legal consideration approved by the Administrator.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2026 Plan shall include, but not be limited to: (i) the holder’s willful failure to perform their duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) the holder’s commission of any act of fraud, embezzlement, dishonesty, or any other willful misconduct that has caused or could reasonably be expected to result in injury or harm to the Company; (iii) unauthorized use or disclosure by the holder of any proprietary information or trade secrets of the Company or any other party to whom the holder owes an obligation of nondisclosure as a result of their relationship with the Company; (iv) the holder’s willful breach of any of their obligations under any written agreement or covenant with the Company; (v) the holder’s commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company; or (vi) conduct by the holder that brings or is reasonably likely to bring the Company negative publicity or into public disgrace, embarrassment, or disrepute.

Restricted Stock Unit Awards

Restricted stock unit (“RSU”) awards are granted under restricted stock unit award agreements adopted by the Administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. At the time of grant, the Administrator shall specify the date or dates on which the RSUs shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the holder’s duration of service to the Company or any Subsidiary, one or more performance criteria, Company performance, individual performance, or other specific criteria. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, provided that such dividend equivalents shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the RSU award vests. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the Administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The Administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Upon issuance of restricted stock, the holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the 2026 Plan and/or the applicable award agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that dividends which are paid prior to vesting shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the share of restricted stock vests. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

SARs are granted under stock appreciation right agreements adopted by the Administrator. The Administrator determines the purchase price or strike price for a stock appreciation right, which shall not be less than 100% of the fair market value of our common stock on the date of grant (except in the case of substitute awards granted in connection with a corporate transaction). A stock appreciation right granted under our 2026 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the Administrator. SARs may be settled in cash or shares of our common stock or in any other form of payment as determined by our Board and specified in the stock appreciation right agreement.

The Administrator determines the term of SARs granted under our 2026 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period specified in the applicable award agreement following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period specified in the applicable award agreement. In the event of a termination for cause, SARs generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.

General Performance Award Provisions

Our 2026 Plan permits the grant of performance stock awards and performance stock unit awards that may be settled in stock, cash, or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance goals may be based on any measure of performance selected by our Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

Performance Stock Awards

Under our 2026 Plan, the Administrator is authorized to grant performance stock to any person who is an employee, consultant, or a non-employee director, as determined by the Administrator. The Administrator shall determine the terms and conditions, including the performance conditions and restrictions applicable to each award of performance stock. Upon issuance of performance stock, the holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the 2026 Plan and/or the applicable award agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that dividends which are paid prior to vesting shall only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of performance stock vests.

All shares of performance stock shall be subject to such restrictions and vesting requirements as the Administrator shall provide. By action taken after the performance stock is issued, the Administrator may accelerate the vesting of such performance stock by removing any or all of the restrictions imposed by the terms of the applicable award agreement.

Performance Unit Awards

Under our 2026 Plan, the Administrator is authorized to grant awards of performance stock units to any person who is an employee, consultant, or a non-employee director, as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the performance stock units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the holder's duration of service to the Company or any Subsidiary, one or more performance criteria, Company performance, individual performance, or other specific criteria. On the settlement date, the Company shall transfer to the holder one unrestricted, fully transferable share for each performance stock unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the fair market value of such shares on the settlement date or a combination of cash and Common Stock.

Other Stock- or Cash-Based Awards

The Administrator may grant other stock- or cash-based awards. including awards entitling a holder to receive shares or cash to be delivered immediately or in the future to any person who is an employee, consultant or non-employee director, as determined by the Administrator. Other stock- or cash-based awards may be paid in cash, shares or a combination of cash and shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other awards granted under the 2026 Plan as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation, or other arrangement, and/or as payment in lieu of compensation to which an employee, consultant or non-employee director is otherwise entitled. The Administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Dividend Equivalents

The Administrator may grant dividend equivalents, either alone or in tandem with another Award, based on dividends declared on common stock, to be credited as of dividend payment dates during the period between the date the dividend equivalents are granted to a holder and the date such dividend equivalents terminate or expire, as determined by the Administrator. Dividend equivalents with respect to an award shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests. Notwithstanding the foregoing, no dividend equivalents shall be payable with respect to options, SARs, or other purchase rights.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means. The number of shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates for federal, state, local, and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the aggregate number and kind of shares reserved for issuance under our 2026 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of incentive stock options, (iv) the Director Limit, and (v) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Change of Control

In the event of a change of control (as defined in the 2026 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Administrator at the time of grant, any stock awards outstanding under our 2026 Plan shall be treated as determined by the Administrator, including, but not limited to, the Administrator electing to (i) terminate an award in exchange for cash, rights, or property, (ii) cause an award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a change in control, or (iii) provide that such award shall continue in effect or be assumed or an equivalent award substituted by the successor entity or a parent or subsidiary of the successor entity. The treatment of each award determined by the Administrator does not need to be the same for all awards or participants.

In the event that the successor entity in a change of control refuses to assume or substitute for an award (other than any portion subject to performance-based vesting), the Administrator shall cause such award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such award to lapse.

Double-Trigger Acceleration Following Change in Control

In the event that awards are assumed or substituted by a successor entity following a change in control, and a holder experiences a Termination of Service (as defined in the 2026 Plan) by the Company for other than cause or by the holder for Good Reason (as defined below), in either case within two years following such change in control, then the vesting and, if applicable, exercisability of one hundred percent (100%) of the then-unvested shares (or other securities or property) subject to the outstanding awards held by such holder shall accelerate upon the date of such Termination of Service.

For purposes of the 2026 Plan, “Good Reason” means (unless otherwise defined in an award agreement or written employment agreement): (i) a material reduction of the holder's base salary (provided that a material reduction pursuant to a salary reduction program affecting all or substantially all employees that does not adversely affect the holder to a greater extent than other similarly situated employees shall not constitute good reason); or (ii) the holder being required to relocate the holder's primary work location to a facility or location that would increase the holder's one-way commute distance by more than fifty (50) miles from the holder's primary work location as of immediately prior to such change. Notwithstanding the foregoing, a holder's Termination of Service shall not constitute a termination for Good Reason unless (A) the holder provides written notice outlining such conditions to the Company within thirty (30) days after the first occurrence of such event, (B) to the extent correctable, the Company fails to remedy such circumstance within sixty (60) days following receipt of such written notice, and (C) the effective date of the holder's resignation for Good Reason is not later than thirty (30) days after the expiration of the Company's cure period.

Substitute Awards

Substitute Awards (awards granted in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity) shall not reduce the shares authorized for grant under the 2026 Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the 2026 Plan and shall not reduce the shares authorized for grant under the 2026 Plan; provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

No Repricing; No Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

Notwithstanding any other provision of the 2026 Plan, the Administrator shall not, without the approval of the stockholders of the Company, (a) amend any outstanding option or SAR to reduce its exercise price per share, (b) cancel any option or SAR in exchange for cash or another award (other than in connection with a change in control or an adjustment pursuant to the equitable adjustment provisions of the 2026 Plan), or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules of the principal securities exchange on which the shares are listed.

Clawback and Forfeiture Provisions

All awards granted under the 2026 Plan (including any proceeds, gains, or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a holder) shall be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such clawback policy was in place at the time of grant of an Award.

Duration; Termination of the 2026 Plan

Our Board has the authority to amend, suspend, or terminate our 2026 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders, including any amendment to increase the Share Limit. No incentive stock options may be granted after the tenth anniversary of the earlier of (i) the date on which the 2026 Plan was adopted by the Board or (ii) the date the 2026 Plan was approved by the Company’s stockholders. No stock awards may be granted under our 2026 Plan while it is suspended or after it is terminated. Additionally, no awards may be granted under the 2026 Plan after the ten-year anniversary of the date the Company’s stockholders approved this 2026 Plan if such stockholder approval occurs before the first anniversary of the date the 2026 Plan is approved and adopted by the Board.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2026 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-Statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2026 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Potential Limitation on Company Deductions

Section 162(m)of the Code denies a deduction to any publicly-held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Awards planned under the 2026 Plan

There are no current plans to issue any awards under the 2026 Plan.

Interests of Directors or Officers

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than their respective roles as officers or directors of the Company, except to the extent that a director is named as a nominee for election to the board of directors under Proposal 1 or that certain directors and executive officers may receive awards under the 2026 Equity Incentive Plan as described under Proposal 2.

No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this Proxy Statement.

Required Vote; Recommendation of the Board

Approval of the Equity Plan Proposal requires that a majority of the votes cast on such Equity Plan Proposal are voted “FOR” approval of the Equity Plan Proposal, by the holders of shares of Marblegate Capital Corporation’s voting stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting, provided that a quorum exists at such Annual Meeting. For purposes of the vote on the Equity Plan Proposal, a broker non-vote, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Annual Meeting will have no effect on the vote to approve the Equity Plan Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ” THE APPROVAL OF THE EQUITY PLAN PROPOSAL.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF AUDITORS

General

Our independent public accounting firm is Deloitte (“Current Auditor”).

The Company does not anticipate a representative from Deloitte to be present at the Annual Meeting. In the event that a representative of Deloitte is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Change in Auditors

The CBIZ CPAs, P.C., f/k/a Marcum LLP (“Former Auditor”) was dismissed as the independent registered public accounting firm of the Company effective as of July 17, 2025.

The Former Auditor audited the financial statements of the Company for the years ended December 31, 2024 and 2023. The reports of the Former Auditor on such financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a paragraph relating to substantial doubt about the Company's ability to continue as a going concern (prior to consummation of the Company’s Business Combination on April 7, 2025).

In connection with the audits of the Company's financial statements for each of the two most recently completed fiscal years and in the subsequent interim period through July 17, 2025, there have been no (i) “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereof) between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of such disagreement(s) in connection with its reports, or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereof), except that, as previously disclosed in the Company's Annual Report for the fiscal year ended December 31, 2024, the Company identified a material weakness in the design of its internal controls over the financial statement closing process for the year ended December 31, 2023, related to the Company's accounting for DePalma Acquisition I LLC and DePalma Acquisition II LLC due to the lack of appropriate resources to comply with GAAP and SEC reporting requirements. The Company remedied the identified material weakness during the year ended December 31, 2024.

The Audit Committee of the Board approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, effective as of July 18, 2025.

During the two fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through July 17, 2025, neither the Company nor anyone acting on its behalf has consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereof; or (iii) a reportable event as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereof.

Audit Fees

Current Auditor Fees and Services

Deloitte served as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and has served as our independent registered public accounting firm since July 17, 2025. The following table lists aggregate fees billed to us for the fiscal year ended December 31, 2025 by Deloitte, our independent registered public accounting firm.

December 31, 2025
Deloitte
Audit Fees	$760,000
Agreed-Upon-Procedures Fees	$25,500
Tax Fees	$210,000
All Other Fees	$-
Total	$995,500

Audit Fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Agreed-Upon-Procedures Fees. Consists of fees billed for agreed-upon-procedures in accordance with attestation standards established by the American Institute of Certified Public Accountants in connection with compliance with the Receivables Loan and Security Agreement, dated December 30, 2025, by and among DePalma Financing SPV I LLC, DePalma Acquisition I LLC, the Company, the lenders party thereto and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main, New York Branch, as agent.

Tax Fees. Consists of $65,000 related to the Company, and the fees for tax returns for each of DePalma I and DePalma II, the Company’s consolidated subsidiaries.

Other Fees. There were no other services provided.

Former Principal Accountant Fees and Services

The following table sets forth the fees billed by our principal independent accountants, the Former Auditor, for the years ended December 31, 2024 and 2023, for the categories of services indicated.

	Year Ended
	December 31, 2024(1)	December 31, 2023(2)
Audit Fees	18,000	18,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	18,000	18,000

(1)
Represents fees billed by the Former Auditor, which entity rendered an opinion on the Company’s December 31, 2024 financial statements.
(2)
Represents fees billed by the Former Auditor, which entity rendered an opinion on the Company’s December 31, 2023 financial statements.

Audit Fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements.

Tax Fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

Other Fees. Other services provided by our accountants.

Pre-Approval Policies

The audit committee has adopted a Pre-Approval Policy and Procedures for Audit and Non-Audit Services pursuant to which all services to be provided by the Company’s independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee pre-approved all services, audit and non-audit, provided to the Company by the Current Auditor for the year ended December 31, 2025, and the audit committee of the pre-combination entity pre-approved all services, audit and non-audit, provided to the Company by the Former Auditor for the years ended December 31, 2024 and 2023.

In order to assure continuing auditor independence, the audit committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. The audit committee has determined that the appointment of Deloitte to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Deloitte as our independent auditor for the fiscal year ending December 31, 2026. While the audit committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board is requesting, as a matter of policy, that the stockholders ratify the appointment of Deloitte as our independent registered public accounting firm.

Required Vote; Recommendation of the Board

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the Annual Meeting. For purposes of the vote on this proposal, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or in person at the Annual Meeting will have no effect on the vote to approve the proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Deloitte.

The Board is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the audit committee may reconsider this appointment. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.co

PROPOSAL 4

THE ADJOURNMENT PROPOSAL

General

If the number of shares of common stock present in person or represented by proxy at the Annual Meeting and voting in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal is insufficient to approve such proposals at the time of the Meeting, we intend to move to adjourn the Meeting or postpone the Meeting, if necessary or appropriate to a later time or date, from time to time, in order to enable the Company to solicit additional proxies in respect of the Board Proposal, Equity Plan Proposal and Auditor Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn or postpone the Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders do not approve the Board Proposal, Equity Plan Proposal or Auditor Proposal, we could adjourn or postpone the Meeting and any adjourned or future session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote; Recommendation of the Board

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such proposal, by the holders of shares of the Company’s voting stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting, provided that a quorum exists at such Annual Meeting. For purposes of the vote on the Adjournment Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Annual Meeting will have no effect on the vote to approve the Adjournment Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Audit Committee Report

Report of the Audit Committee of the Board

The audit committee provides assistance to the Board in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements. The purpose of the audit committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the Board, the independent accountants, financial management and the internal audit function.

Our independent registered public accounting firm reports directly to the audit committee, and the audit committee is solely responsible to appoint or replace our independent registered public accounting firm and to assure its independence and to provide oversight and supervision thereof. The audit committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our Company as prescribed by the Sarbanes-Oxley Act of 2002, as amended; thus payment amounts are limited and non-audit related engagements must be approved in advance by the audit committee. The audit committee determines the extent of funding that we must provide to the audit committee to carry out its duties and has determined that such amounts were sufficient in 2025.

The audit committee of our Board appointed the Former Auditor as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2025 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements. The Former Auditor was dismissed as the independent registered public accounting firm of the Company effective as of July 17, 2025. Our audit committee of the Board appointed Deloitte as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2025 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements. Deloitte was our independent registered public accounting firm for the year ended December 31, 2025.

With respect to the fiscal year ended December 31, 2025, in addition to its other work, the audit committee:

•
Reviewed and discussed with management our audited consolidated financial statements as of December 31, 2025 and for the year then ended;
•
Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
Received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Deloitte its independence.

The audit committee recommended, based on the review and discussion summarized above, that the Board include the audited financial statements for the fiscal year ended December 31, 2025 in the Annual Report on Form 10-K for such fiscal year.

Audit Committee of the Board of Marblegate Capital Corporation

STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2027 annual meeting of stockholders, it must be received by our Secretary, no later than the 120th day preceding the one-year anniversary of the date on which this Proxy Statement is released to the Company’s shareholders, or by no later than February 11, 2027, unless the date of the 2027 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2026 Annual Meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s Proxy Statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2027 annual meeting of stockholders, to be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 11, 2027 and the close of business on March 12, 2027 for the 2027 annual meeting of stockholders. In the event that the 2027 annual meeting of stockholders is advanced more than 30 days prior to or delayed more than 70 days after the anniversary of the 2026 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. All proposals should be sent to our principal executive offices at 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831 Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our annual reports on Form 10-K, which are available at www.sec.gov and available by request to the Corporate Secretary at 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2027 annual meeting must notify our Secretary in writing not later than April 12, 2027 to comply with the other requirements of Rule 14a-19(b), or if the date of the 2027 annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting is first made.

All submissions to, or requests from, the Secretary of the Company should be made to: Marblegate Capital Corporation, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831.

The Chairperson of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2027 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2027 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker, or direct your written request to Marblegate Capital Corporation, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831, Attention: Michael Hutchby, Chief Financial Officer, or by telephone at (203) 210-6500 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

ANNUAL REPORT

Copies of our Annual Report (including our audited financial statements) filed with the SEC on March 26, 2026, may be obtained without charge by writing to Marblegate Capital Corporation, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831, attention: Secretary. Exhibits to the Annual Report will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report to stockholders, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.

ADDITIONAL FILINGS

The Company’s Form 10-Ks, 10-Qs, 8-Ks and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this Proxy Statement.

The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Marblegate Capital Corporation, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831.

DOCUMENTS INCORPORATED BY REFERENCE

This proxy statement incorporates by reference the documents listed below that the Company has previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about the Company and its financial condition.

•
Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 26, 2026.
•
Current Report on Form 8-K filed with the SEC on January 6, 2026 (excluding the information and related exhibit furnished pursuant to Item 7.01).
•
The description of the Company’s Capital Stock contained in Exhibit 4.5 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on April 7, 2025, and including any amendments and reports filed for the purpose of updating such description.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by the Company, such information or exhibit is specifically not incorporated by reference.

In addition, the Company incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Annual Meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

OTHER MATTERS

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

COMPANY CONTACT INFORMATION

All inquiries regarding our company should be addressed to our company’s principal executive office:

Marblegate Capital Corporation

5 Greenwich Office Park, Suite 400, Greenwich, CT 06831

By Order of the Board,

/s/ Harvey Golub
Harvey Golub, Chairman of the Board

APPENDIX A

Marblegate Capital Corporation

2026 EQUITY INCENTIVE PLAN

EFFECTIVE DATE: [•]

ARTICLE 1.

PURPOSE

This 2026 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors of Marblegate Capital Corporation (the “Company”) on [•] and approved by the Company’s stockholders on [•]. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Applicable Accounting Standards” means Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards, or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act, and any rules or regulations thereunder; (b) corporate, securities, tax, or other laws, statutes, rules, requirements, or regulations, whether federal, state, local, or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.

2.4 “Award” means an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, a Performance Stock award, a Performance Stock Unit award, an Other Stock- or Cash-Based Award, or a Dividend Equivalent award, which may be awarded or granted under the Plan.

2.5 “Award Agreement” means any written notice, agreement, terms and conditions, contract, or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Cause” with respect to a Holder means “Cause” (or any term of similar effect) as defined in such Holder’s employment agreement with the Company if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Holder’s willful failure to perform their duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) the Holder’s commission of any act of fraud, embezzlement, dishonesty, or any other willful misconduct that has caused or could reasonably be expected to result in injury or harm to the Company; (iii) unauthorized use or disclosure by the Holder of any proprietary information or trade secrets of the Company or any other party to whom the Holder owes an obligation of nondisclosure as a result of their relationship with the Company; (iv) the Holder’s willful breach of any of their obligations under any written agreement or covenant with the Company; (v) the Holder’s commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company; or (vi) conduct by the Holder that brings or is reasonably likely to bring the Company negative publicity or into public disgrace, embarrassment, or disrepute. The determination as to whether a Holder is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Holder. The foregoing definition does not in any way limit the Company’s ability to terminate a Holder’s employment or consulting relationship at any time as provided in the Plan, and the term “Company” will be interpreted to include any subsidiary, parent, or affiliate, as appropriate.

2.8 “Change in Control” means and includes each of the following, unless provided otherwise in a Holder’s applicable Award Agreement:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries; (iii) any acquisition described in Sections 2.8(c)(i), 2.8(c)(ii), and 2.8(c)(iii); or (iv) in respect of an Award held by a particular Holder, any acquisition by the Holder or any group of persons including the Holder (or any entity controlled by the Holder or any group of persons including the Holder); or

(b) The Incumbent Directors cease for any reason to constitute a majority of the Board; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”))

directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d) The date which is ten (10) business days prior to the completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c), or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.10 “Committee” means the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in Article 13 hereof.

2.11 “Common Stock” means the common stock of the Company, par value $0.0001 per share.

2.12 “Company” has the meaning set forth in Article 1.

2.13 “Consultant” means any consultant or adviser engaged to provide services to the Company or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 “Data” has the meaning set forth in Section 12.8.

2.15 “Director” means a member of the Board, as constituted from time to time.

2.16 “Director Limit” has the meaning set forth in Section 4.6.

2.17 “Dividend Equivalent” means a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 11.2.

2.18 “DRO” means a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19 “Effective Date” means the date the Company’s stockholders approved this Plan if such stockholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

2.20 “Eligible Individual” means any person who is an Employee, a Consultant, or a Non‑Employee Director, as determined by the Administrator.

2.21 “Employee” means any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.22 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per‑share value of the Common Stock underlying outstanding Awards.

2.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.24 “Fair Market Value” means, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, or the NASDAQ Global Select Market), (ii) listed on any national market system, or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system, or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system, or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith and in a manner that complies with Section 409A.

2.25 “Good Reason” with respect to a Holder, means “Good Reason” (or any term of similar effect) as defined in such Holder’s applicable Award Agreement or written employment or other agreement between a Holder and the Company or, if no such agreement exists or such agreement does not contain a definition of “Good Reason” (or term of similar effect), then “Good Reason” means, without the Holder’s prior written consent, (I) a material reduction of the Holder’s base salary; provided, however, that a material reduction in the Holder’s base salary pursuant to a salary reduction program affecting all or substantially all of the employees of the Company and that does not adversely affect the Holder to a greater extent than other similarly situated employees shall not constitute Good Reason; or (II) the Holder being required to relocate the Holder’s primary work location to a facility or location that would increase the Holder’s one way commute distance by more than fifty (50) miles from the Holder’s primary work location as of immediately prior to such change. Notwithstanding the foregoing, a Holder’s Termination of Service shall not constitute a termination for “Good Reason” as a result of any event described in the preceding sentence unless (A) the Holder provides written notice outlining such conditions, acts, or omissions to the Company within thirty (30) days after the first occurrence of such event, (B) to the extent correctable, the Company fails to remedy such circumstance or event within sixty (60) days following the Company’s receipt of such written notice, and (C) the effective date of the Holder’s resignation for “Good Reason” is not later than thirty (30) days after the expiration of the Company’s cure period.

2.26 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.27 “Holder” means a person who has been granted an Award.

2.28 “Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29 “Incumbent Directors” means for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or 2.8(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12‑month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.30 “Non-Employee Director” means a Director of the Company who is not an Employee.

2.31 “Non-Employee Director Equity Compensation Policy” has the meaning set forth in Section 4.6.

2.32 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.33 “Option” means a right to purchase Shares at a specified exercise price granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non‑Qualified Stock Options.

2.34 “Option Term” has the meaning set forth in Section 5.4.

2.35 “Organizational Documents” means, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws, or other similar organizational documents relating to the creation and governance of the Company and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.36 “Other Stock- or Cash-Based Award” means a cash payment, cash bonus award, stock payment, stock bonus award, performance award, or incentive award that is paid in cash, Shares, or a combination of both, awarded under Section 11.1.

2.37 “Performance Criteria” means the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices, and which may be subject to such adjustments as determined by the Administrator.

2.38 “Performance Goals” means, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.

2.39 “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of an Award.

2.40 “Permitted Transferee” means, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.41 “Plan” has the meaning set forth in Article 1.

2.42 “Program” means any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43 “Performance Stock” means Common Stock awarded under Article 7 that is subject to certain performance-based restrictions and may be subject to risk of forfeiture or repurchase.

2.44 “Performance Stock Units” means the right to receive Shares, or in the sole discretion of the Administrator, an amount in cash (or a combination of cash and Common Stock) equal to the Fair Market Value of such Shares, awarded under Article 8.

2.45 “Restricted Stock” means Common Stock awarded under Article 9 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.46 “Restricted Stock Units” means the right to receive Shares, or in the sole discretion of the Administrator, an amount in cash (or a combination of cash and Common Stock) equal to the Fair Market Value of such Shares, awarded under Article 10.

2.47 “Section 409A” means Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.48 “Securities Act” means the Securities Act of 1933, as amended.

2.49 “Share Limit” has the meaning set forth in Section 3.1(a).

2.50 “Shares” means shares of Common Stock.

2.51 “Stock Appreciation Right” means an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.52 “SAR Term” has the meaning set forth in Section 5.4.

2.53 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.54 “Substitute Award” means an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.55 “Termination of Service” means:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability, or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement, or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor, or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status, or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock, or other corporate transaction or event (including, without limitation, a spin‑off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 14.1, 14.2, and 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (i) 3,700,000 Shares and (ii) an annual increase on the first day of each year beginning in 2027 and ending in (and including) 2030 equal to the lesser of (A) three percent (3%) of the Shares outstanding on a fully diluted basis on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or the Committee (such sum, the “Share Limit”). Notwithstanding the foregoing, and subject to Sections 14.1, 14.2, and 3.1(b), the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is 3,700,000 Shares.

(b) If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or cash settlement, again be available for future grants of Awards under the Plan. In addition, until the termination of the Plan, the following Shares shall be available for future grants of Awards under the Plan: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; and (iii) Shares subject to Stock Appreciation Rights that are not issued in connection with the stock settlement of the Stock Appreciation Rights on exercise thereof. Notwithstanding anything to the contrary contained herein, Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be available for future grants of Awards. Until the termination of the Plan, any Shares repurchased by the Company under Section 7.4 or 9.4 hereof at the same price paid by the Holder or a lower price so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted, or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be required pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders, or any other persons uniformly. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other person shall participate in the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions, and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5 Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors, or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

4.6 Non-Employee Director Awards.

(a) Non-Employee Director Equity Compensation Policy. The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable, and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion.

(b) Director Limit. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of cash- and equity-based Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $750,000, increased to $1,000,000 in the fiscal year of their initial service as a Non-Employee Director (the applicable amount, the “Director Limit”); provided that the Director Limit shall be applied without regard to Awards, if any, granted to a Non-Employee Director during any period in which such individual was an employee of the Company or was otherwise providing services to the Company other than in the capacity as a Non-Employee Director.

ARTICLE 5.

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4 Option and SAR Terms. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company’s rights under Section 12.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 12.7 and 14.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise.

5.5 Option and SAR Vesting. The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement. Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program, or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire on the date of such Termination of Service.

5.6 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule, and remaining term as the substituted Option.

ARTICLE 6.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 6 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

6.2 Manner of Exercise. Except as set forth in Section 6.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company, or such other person or entity designated by the Administrator, or their or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledged electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law.

(c) In the event that the Option shall be exercised pursuant to Section 12.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 12.1 and 12.2.

6.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of grant (including the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code) of such Option to such Holder or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness, or other consideration, by the Holder in such disposition or other transfer.

ARTICLE 7.

AWARD OF PERFORMANCE STOCK

7.1 Award of Performance Stock. The Administrator is authorized to grant Performance Stock to Eligible Individuals, and shall determine the terms and conditions, including the performance conditions and restrictions applicable to each award of Performance Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Performance Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Performance Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Performance Stock to the extent required by Applicable Law.

7.2 Rights as Stockholders. Subject to Section 7.4, upon issuance of Performance Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program, and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Performance Stock are granted becomes the record holder of such Performance Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 7.3. In addition, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Performance Stock vests.

7.3 Restrictions. All shares of Performance Stock (including any shares received by Holders thereof with respect to shares of Performance Stock as a result of stock dividends, stock splits, or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Performance Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Performance Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.

7.4 Repurchase or Forfeiture of Performance Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Performance Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Performance Stock then subject to restrictions shall lapse, and such Performance Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Performance Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Performance Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Performance Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control; the Holder’s death, retirement, or disability; or any other specified Termination of Service or any other event, the Holder’s rights in unvested Performance Stock then subject to restrictions shall not lapse, such Performance Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Performance Stock as of the date of transfer of the Performance Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 8.

AWARD OF PERFORMANCE STOCK UNITS

8.1 Grant of Performance Stock Units. The Administrator is authorized to grant Awards of Performance Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

8.2 Vesting of Performance Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Performance Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance, or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

8.3 Settlement and Payment. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Performance Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the settlement date relating to each Performance Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Performance Stock Unit vests or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Performance Stock Unit vests. On the settlement date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 12.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the settlement date or a combination of cash and Common Stock as determined by the Administrator.

8.4 Settlement upon Termination of Service. An Award of Performance Stock Units shall only vest and be settled while the Holder is an Employee, a Consultant, or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Performance Stock Unit award may vest and be settled subsequent to a Termination of Service in certain events, including a Change in Control; the Holder’s death, retirement, or disability; or any other specified Termination of Service.

ARTICLE 9.

AWARD OF RESTRICTED STOCK

9.1 Award of Restricted Stock. The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

9.2 Rights as Stockholders. Subject to Section 9.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program, and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 9.3. In addition, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

9.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits, or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.

9.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration on the date of such Termination of Service. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control; the Holder’s death, retirement, or disability; or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

9.5 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 10.

AWARD OF RESTRICTED STOCK UNITS

10.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

10.2 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance, or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

10.3 Settlement and Payment. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the settlement date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the settlement date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 12.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the settlement date, or a combination of cash and Common Stock as determined by the Administrator.

10.4 Settlement upon Termination of Service. An Award of Restricted Stock Units shall only vest and be settled while the Holder is an Employee, a Consultant, or a Director, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may vest and be settled subsequent to a Termination of Service in certain events, including a Change in Control; the Holder’s death, retirement, or disability; or any other specified Termination of Service.

ARTICLE 11.

AWARD OF OTHER STOCK- OR CASH-BASED AWARDS AND DIVIDEND EQUIVALENTS

11.1 Other Stock- or Cash-Based Awards. The Administrator is authorized to grant Other Stock- or Cash-Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock- or Cash-Based Award, including the term of the Award, any exercise or purchase price, Performance Goals (including the Performance Criteria), transfer restrictions, vesting conditions, and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock- or Cash-Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments; as a part of a bonus, deferred bonus, deferred compensation, or other arrangement; and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

11.2 Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Dividend Equivalents with respect to an Award shall only be paid out to the Holder to the extent that the vesting conditions are subsequently satisfied and the Award vests. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options, Stock Appreciation Rights, or other purchase rights.

ARTICLE 12.

ADDITIONAL TERMS OF AWARDS

12.1 Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such minimum period of time as may be established by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion, or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

12.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local, and foreign taxes (including the Holder’s FICA, employment tax, or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, allow a Holder to satisfy such obligations by any payment means described in Section 12.1 hereof, including without limitation, by allowing such Holder to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates for federal, state, local, and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other number as would not result in adverse financial accounting consequences for the Company or any of its Subsidiaries). The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

12.3 Transferability of Awards.

(a) Except as otherwise provided in Sections 12.3(b) and 12.3(c):

(i) No Award under the Plan may be sold, pledged, assigned, or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts, or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 12.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law, and (C) evidence the transfer. In addition, and further notwithstanding Section 12.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c) Notwithstanding Section 12.3(a), a Holder may, if permitted by the Administrator, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than fifty percent (50%) of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

12.4 Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements, and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b) All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution, or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon or Performance Criteria applicable thereto shall have lapsed or been achieved and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(f) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

12.5 Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains, or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw‑back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

12.6 No Repricing. Notwithstanding any other provision of the Plan, the Administrator shall not, without the approval of the stockholders of the Company, (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share, (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control or an adjustment pursuant to Section 14.2), or (c) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules of the principal securities exchange on which the Shares are listed.

12.7 Amendment of Awards. Subject to Applicable Law, the Administrator may amend, modify, or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 14.2 or 14.10).

12.8 Data Privacy. As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 12.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering, and managing the Holder’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing, and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration, and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration, and management of the Plan. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of implementing, administering, and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting their local human resources representative. The Company may cancel the Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws their consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 13.

ADMINISTRATION

13.1 Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as a “non‑employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board, and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.

13.2 Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs, and Award Agreements; to adopt such rules for the administration, interpretation, and application of the Plan and any Program as are not inconsistent with the Plan; and to interpret, amend, or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 12.7 or 14.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded are required to be determined in the sole discretion of the Committee.

13.3 Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents, or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.4 Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority, and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan, provided, however, that Incentive Stock Options may not be granted in tandem with Non-Qualified Stock Options);

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any Programs, rules, and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program, or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 14.2.

13.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program or any Award Agreement, and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all persons.

13.6 Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

14.1 Amendment, Suspension, or Termination of the Plan.

(a) Except as otherwise provided in Section 14.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board; provided that, except as provided in Section 12.7 and 14.10, no amendment, suspension, or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) Notwithstanding Section 14.1(a) and except as provided in Section 14.2, the Board may not without approval of the Company’s stockholders given within twelve (12) months before or after such action increase the Share Limit.

(c) No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders. No Awards may be granted under the Plan after the ten (10)-year anniversary of the Effective Date.

14.2 Changes in Common Stock or Assets of the Company, Acquisition, or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit, the number of shares that may be issued as Incentive Stock Options, any per individual share limit, and kind of Shares (or other securities or property) which may be issued under the Plan, and adjustments of the Director Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); (iv) the grant or exercise price per share for any outstanding Awards under the Plan; and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6.

(b) In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i) To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights, or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii) To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v) To replace such Award with other rights or property selected by the Administrator; and/or

(vi) To provide that the Award cannot vest, be exercised, or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 14.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to: (A) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit, the number of shares that may be issued as Incentive Stock Options, any per individual share limit, and kind of Shares (or securities or other property) which may be issued under the Plan), and (B) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto).

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless otherwise provided by the Administrator in an Award Agreement, each Award shall be treated as determined by the Administrator, including, but not limited to, the Administrator electing to (i) terminate an Award in exchange for cash, rights, or property, (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in Control, pursuant to Section 14.2, or (iii) provide that such Award (other than any portion subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor entity or a parent or subsidiary of the successor entity, with the portion of any such Award subject to performance-based vesting treated in accordance with the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion, provided, that in the event a Holder experiences a Termination of Service by the Company for other than Cause or by the Holder for Good Reason, in either case within two years following such Change in Control, then the vesting and, if applicable, exercisability of one hundred percent (100%) of the then-unvested Shares (or other securities or property) subject to the outstanding Awards held by such Holder shall accelerate upon the date of such Termination of Service. The treatment of each Award determined by the Administrator does not need to be the same for all Awards or Participants.

(e) In the event that the successor entity in a Change in Control refuses to assume or substitute for an Award (other than any portion subject to performance-based vesting), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights, or other property pursuant to Section 14.2(d). The Administrator shall notify the Holder of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.

(f) For the purposes of this Section 14.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common equity of the successor entity or its parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common equity of the successor entity or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

(g) The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement, or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b‑3 of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(i) The existence of the Plan, any Program, any Award Agreement, and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business; any merger or consolidation of the Company; any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock; the dissolution or liquidation of the

Company; any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, whether of a similar character or otherwise.

(j) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

14.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. For the avoidance of doubt, this Plan shall not be effective until the Plan has been approved by the stockholders of the Company.

14.4 No Stockholders’ Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

14.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting, or exercise of Awards by a Holder may be permitted through the use of such an automated system.

14.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors, or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise of the business, stock, or assets of any corporation, partnership, limited liability company, firm, or association.

14.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including, but not limited to, state, federal, and foreign securities law and margin requirements), and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

14.8 Titles and Headings; References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

14.9 Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted, and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

14.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted, and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Holder’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A, then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder’s Termination of Service or (ii) the date of the Holder’s death. To the extent applicable, the Plan, the Program, and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 14.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties, or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation, or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties, and/or interest under Section 409A.

14.11 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.12 Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by them in satisfaction of judgment in such action, suit, or proceeding against them; provided they give the Company an opportunity, at its own expense, to handle and defend the same before they undertake to handle and defend it on their own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.13 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.14 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

204905 Marblegate Capital Corporation Proxy Card Rev7 – 2026 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail MARBLEGATE CAPITAL CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 10, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www. cstproxy.com/ marblegatecapitalcorp /2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this X 1 To consider and vote upon the appointment of Harvey Golub, Sarah E. Feinberg, Frederick C. Herbst, Meera Joshi and Andrew Milgram to our board of directors, to serve until the 2027 annual meeting of stockholders and thereafter until their successors are elected and FOR AGAINST ABSTAIN 2. To adopt the Marblegate Capital Corporation 2026 Equity Incentive Plan (the “Equity Plan Proposal”); FOR AGAINST ABSTAIN 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Proposal”); and FOR AGAINST ABSTAIN 4. To approve an adjournment or postponement of the annual meeting, if necessary, to solicit additional proxies, if there are not sufficient votes in favor of the Board Proposal, Equity Plan Proposal or Auditor Proposal FOR AGAINST ABSTAIN CONTROL NUMBER Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. Signature, if held jointly Date 2026 Signature

204905 Marblegate Capital Corporation Proxy Card Rev7 - Back 2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Marblegate Capital Corporation to be held on June 11, 2026To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/marblegatecapitalcorp/2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARBLEGATE CAPITAL CORPORATION The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated April 29, 2026, (the “Proxy Statement”) in connection with the annual meeting of stockholders of Marblegate Capital Corporation (“we”, “us”, “our” or the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”) to be held at 10:00 a.m. Eastern time on June 11, 2026 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Michael Hutchby (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)